UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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NeighborCare, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders (“Annual Meeting”) of NeighborCare, Inc., which will be held on Tuesday, June 15, 2004 at 9:00 a.m., Eastern Daylight Time, at 601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202.  The official notice of the Annual Meeting, together with the proxy statement, proxy card and/or instruction card, are enclosed.  Please give this information your careful attention.

Shareholders of NeighborCare are being asked (i) to elect three Class I directors to serve for three-year terms until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified; (ii) to approve the 2004 Performance Incentive Plan; (iii) to ratify the Audit and Compliance Committee’s appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004; and (iv) to transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.  Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the Annual Meeting.  I urge you to sign and date the enclosed proxy card and/or instruction card, as applicable, and return the card(s) promptly in the envelope provided for that purpose, or vote or provide voting instructions by telephone or electronically through the Internet.

The Annual Meeting marks the first meeting of shareholders since the consummation of our spin-off of the common stock of Genesis HealthCare Corporation on December 1, 2003.  Thank you for your continued interest in NeighborCare.

Sincerely,

John J. Arlotta
Chairman, President and
  Chief Executive Officer

601 East Pratt Street
3rd Floor
Baltimore, Maryland  21202

Notice of Annual Meeting of Shareholders
June 15, 2004

To Our Shareholders:

The 2004 Annual Meeting of Shareholders of NeighborCare, Inc. (“NeighborCare”) will be held at 601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202 on Tuesday, June 15, 2004 at 9:00 a.m., Eastern Daylight Time (the “Annual Meeting”), for the following purposes as more fully described in the attached proxy statement:

1.                                       To elect three Class I directors to serve for three-year terms until the 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.                                       To approve the 2004 Performance Incentive Plan;

3.                                       To ratify the Audit and Compliance Committee’s appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004; and

4.                                       To transact such other business as may properly come before the Annual Meeting or any of its adjournments or postponements.

The Board of Directors has fixed April 19, 2004 as the record date for the determination of shareholders entitled to notice of and vote at the Annual Meeting or any postponement or adjournment thereof.  If you hold NeighborCare common stock, par value $0.02 per share (“Common Stock”), you will find enclosed a proxy card to vote your shares by proxy.  If you have an interest in the NeighborCare, Inc. Retirement Plan or NeighborCare, Inc. Union 401(k) Plan (collectively the “Plans”) and your account is invested in NeighborCare Common Stock, you will find enclosed an instruction card to instruct Wachovia Bank, N.A., directed trustee of each of the Plans, how to vote the number of shares of Common Stock equivalent to the interest in Common Stock credited to your account as of the record date.

If you are a registered shareholder (that is, if your stock is registered in your name), you may vote by telephone or electronically through the Internet, by following the instructions included with your proxy card.  The deadline for voting by telephone or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Monday, June 14, 2004.  If you vote by telephone or electronically through the Internet, you do not need to return your proxy card.  If your shares are held in “street name” (that is, if your stock is registered in the name of your broker or bank), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically through the Internet.

If you have an interest in the Plans, you may provide voting instructions by telephone or electronically through the Internet, by following the instructions included with your instruction card.  The deadline for providing voting instructions by telephone or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Friday, June 11, 2004.  If you provide voting instructions by telephone or electronically through the Internet, you do not need to return your instruction card.

You should carefully read this proxy statement in its entirety.  Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy card and/or instruction card and return the card(s) promptly in the envelope provided for that purpose, or vote or provide voting instructions by telephone or electronically through the Internet.

If you plan to attend, note that only shareholders as of the record date, or their duly appointed proxies, may attend the meeting.  Seating is limited.  Admission to the meeting will be on a first-come, first-served basis.  Registration and seating will begin at 8:30 a.m.  Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.  Please note that if your shares, or the person or entity for whom you are the duly appointed proxy, are held in “street name,” you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By Order of the Board of Directors

John F. Gaither, Jr.
Senior Vice President, General Counsel
   and Secretary

Baltimore, Maryland
April 26, 2004

601 East Pratt Street
3rd Floor
Baltimore, Maryland  21202

PROXY STATEMENT

NeighborCare, Inc. (“NeighborCare,” “we,” “our,” or “us”) will hold its 2004 Annual Meeting of Shareholders on Tuesday, June 15, 2004 at 601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202 at 9:00 a.m., Eastern Daylight Time (the “Annual Meeting”).  This proxy statement, which together with the accompanying proxy card and/or instruction card is first being mailed to shareholders on or about April 26, 2004, is furnished to the shareholders of NeighborCare in connection with the solicitation of proxies by our Board of Directors for use in voting at the Annual Meeting, including any adjournment or postponement thereof.

Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed in accordance with the instructions thereon.  If you sign and return your proxy card but do not indicate how you want your shares voted, the persons named as proxy holders on the proxy card will vote your shares (i) “FOR” the election of the nominees for directors proposed by the Board of Directors; (ii) “FOR” the approval of our 2004 Performance Incentive Plan; and (iii) “FOR” the ratification of the appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004.  With respect to any other matter that properly comes before the meeting, the proxy holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of NeighborCare.  Sending in a signed proxy will not affect a shareholder’s right to attend the Annual Meeting and vote in person since the proxy is revocable.  Any shareholder giving a proxy may revoke it at any time before it is voted at the Annual Meeting by delivering a later dated proxy or by giving written notice to the Secretary of NeighborCare at any time before the proxy is exercised or attend the Annual Meeting in person and vote.

Notwithstanding the foregoing, if you have an interest in the NeighborCare, Inc. Retirement Plan or NeighborCare, Inc. Union 401(k) Plan (collectively the “Plans”), and your account is invested in NeighborCare Common Stock, you will find enclosed an instruction card to instruct Wachovia Bank, N.A., directed trustee of each of the Plans (the “Trustee”), how to vote the number of shares of NeighborCare Common Stock equivalent to the interest in Common Stock credited to your account as of the record date.  NeighborCare has retained StockTrans, Inc., an independent service (the “Transfer Agent”), to tabulate the votes received from the participants and beneficiaries in the Plans and to report the results on a confidential basis to the Trustee.  The Trustee will vote your shares in accordance with your duly executed instructions received by the Transfer Agent by 11:59 p.m., Eastern Daylight Time, on Friday, June 11, 2004.  NeighborCare has directed the Trustee to vote all shares held by the Plans for which no instructions are received from participants, beneficiaries or alternate payees (i) “FOR” the election of the nominees for directors proposed by the Board of Directors; (ii) “FOR” the approval of our 2004 Performance Incentive Plan; and (iii) “FOR” the ratification of the appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004.  With respect to any other matter that properly comes before the Annual Meeting, the Trustee will vote the shares held by the Plans as directed by NeighborCare.  You may also revoke previously given voting instructions by 11:59 p.m., Eastern Daylight Time, on Friday, June 11, 2004 by filing with the Transfer Agent either a written notice of revocation or a properly completed and signed instruction card bearing a later date.

If you are permitted to vote or provide voting instructions by telephone or electronically through the Internet, as described below, you may change your vote or voting instructions telephonically or electronically through the Internet by following the procedures used to submit your initial vote or voting instructions.  The last vote or voting instructions received chronologically will supercede any prior votes or voting instructions.  The deadline for registered shareholders to change their vote telephonically or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Monday, June 14, 2004.  The deadline for those with an interest in the Plans to change their voting instructions telephonically or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Friday, June 11, 2004.

The cost of this solicitation will be borne by NeighborCare.  In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile, by directors, officers or employees of NeighborCare and its subsidiaries without additional compensation.  NeighborCare will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

Voting Procedures

Only shareholders of record, as shown on the transfer books of NeighborCare, at the close of business on April 19, 2004 (the “Record Date”), are entitled to receive notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.  On Record Date, there were 43,672,853 shares of common stock, par value $0.02 per share (“Common Stock”), outstanding.  Each share of Common Stock is entitled to one vote on each matter which may be brought before the Annual Meeting.

The presence, in person or represented by proxy, of the shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at a meeting of the shareholders will constitute a quorum for the purpose of consideration and action on the matter.  To the extent that a quorum is present with respect to consideration of and action on a particular matter or matters but a quorum is not present as to another matter or matters, consideration of and action on the matter or matters for which a quorum is present may occur and, after such consideration and action, the meeting may be adjourned for purposes of the consideration of and action on the matter or matters for which a quorum is not present.  All shares of Common Stock present in person or represented by proxy (including “broker non-votes”) and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum.  A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The election of directors will be determined by a plurality of the votes cast.  A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting.  Any other matters that may be acted upon at the meeting, including the approval of our 2004 Performance Incentive Plan and the ratification of the appointment of KPMG LLP as our independent accountants for the fiscal year ending September 30, 2004, will be determined by the affirmative vote of a majority of the votes cast on the matter for approval or ratification.  Under the Pennsylvania Business Corporation Law of 1988, as amended, an abstention, withholding of authority to vote or “broker non-vote” is not counted as a vote cast.  Accordingly, abstentions, withholding of authority to vote or broker non-votes will have no effect on the vote and will not be counted in determining whether such proposals have received the required shareholder vote.

Alternate Methods of Voting Your Securities

If you are a registered shareholder (that is, if your stock is registered in your name) or if you have an interest in the Plans, you may vote or provide voting instructions by telephone or electronically through the Internet, by following the instructions included with your proxy card and/or instruction card.  The deadline for registered shareholders to vote telephonically or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Monday, June 14, 2004.  The deadline for those with an interest in the Plans to provide voting instructions telephonically or electronically through the Internet is 11:59 p.m., Eastern Daylight Time, on Friday, June 11, 2004.

NeighborCare encourages you to take advantage of these methods to vote your shares for matters to be covered at the Annual Meeting.  Set forth below is a summary of the three voting methods which registered shareholders and those with an interest in the Plans may utilize to submit their votes or voting instructions.

Vote by Telephone (1-866-626-4508).  Use any touch-tone telephone to vote your proxy or provide voting instructions 24 hours a day, 7 days a week.  Have your proxy card and/or instruction card in hand when you call.  You will be prompted to enter your Control Number(s) which are located on your proxy card and/or instruction card and then follow the directions given.

Vote Electronically through the Internet (http://www.votestock.com) Use the Internet to vote your proxy or provide voting instructions 24 hours a day, 7 days a week.  Have your proxy card and/or instruction card in hand when you access the web site.  You will be prompted to enter your Control Number(s) which are located on your proxy card and/or instruction card to create and submit an electronic ballot.

Vote by Mail.  Mark, sign and date your proxy card and/or instruction card and return such card(s) in the postage-paid envelope we have provided you.

If you vote by telephone or electronically through the Internet, you do not need to return your proxy card and/or instruction card.  Please note that although there is no charge to you for voting or providing voting instructions by telephone or electronically through the Internet, there may be costs associated with electronic access such as usage charges by Internet service providers and telephone companies.  NeighborCare does not cover these costs; they are solely your responsibility.  The telephone and Internet voting procedures being made available to you are valid forms of granting proxies under the Pennsylvania Business Corporation Law.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker or bank), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

Spin-off of Genesis HealthCare Corporation

On December 1, 2003, we completed the distribution (the “spin-off”) of the common stock of Genesis HealthCare Corporation (“GHC”) and on December 2, 2003, we changed our name to NeighborCare, Inc. and changed our trading symbol to “NCRX.” The spin-off was effected by way of a pro-rata tax free distribution of the common stock of GHC to holders of NeighborCare’s Common Stock on December 1, 2003 at a rate of 0.5 shares of GHC common stock for each share of NeighborCare Common Stock owned as of October 15, 2003.  We received a private letter ruling from the Internal Revenue Service to the effect that, for United States federal income tax purposes, the distribution of GHC common stock qualified as tax free for GHC and our shareholders, with the exception of cash received for fractional shares.  The common stock of GHC began trading publicly on the Nasdaq National Market System on December 2, 2003 under the symbol “GHCI.”  As a result of the spin-off, we continue to own and operate our pharmacy services business and our group purchasing business and GHC owns and operates what was formerly our inpatient services business (as well as our former rehabilitation therapy, diagnostic, respiratory and management services businesses).

The spin-off met the conditions requiring classification of GHC as a discontinued operation, and the financial statements included in our Form 10-Q for the three months ended December 31, 2003 reflect this classification.  GHC did not meet the conditions for classification as a discontinued operation prior to December 1, 2003; thus, the financial statements included in our Form 10-K for the year ended September 30, 2003 do not reflect this classification.  The financial statements as of September 30, 2003 and 2002 and for each of the years in the three-year period ended September 30, 2003 included in our Form 10-K for the year ended September 30, 2003 will be revised to reflect the discontinued operations classification and related disclosures.  Such financial statements and the independent auditors’ report thereon will be filed in a Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) no later than April 30, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of March 31, 2004 for: each person who we know owns beneficially more than 5% of our Common Stock; each of our directors; each of our most highly compensated executive officers in fiscal 2003; and all of our executive officers and directors as a group.  On March 31, 2004, there were 43,672,232 shares of our Common Stock outstanding, including 260,231 shares to be issued in connection with our joint plan of reorganization confirmed by the Bankruptcy Court on September 20, 2001.

Unless otherwise noted below, and subject to applicable community property laws, to our knowledge, each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by spouses under applicable law and except as set forth in the footnotes to the table.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC.  The information does not necessarily indicate beneficial ownership for any other purpose.  Beneficial ownership, as set forth in the regulations of the SEC, includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of March 31, 2004.  The same shares may be beneficially owned by more than one person.  Beneficial ownership may be disclaimed as to certain of the securities.  Shares of Common Stock issuable upon the exercise of securities currently exercisable or exercisable within 60 days of March 31, 2004 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

	Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Owned (1)
Highland Capital Management, L.P. Two Galleria Tower 13455 Noel Road, Suite 1300 Dallas, TX 75240 (2)	5,245,515	12.00%
Goldman, Sachs Group 85 Broad Street New York, NY 10004 (3)	3,471,672	7.94%
John J. Arlotta (4)	296,875		*
James H. Bloem (5)	46,960		*
James D. Dondero (2)	5,245,515	12.00%
Robert H. Fish (6)	399,163		*
Dr. Philip P. Gerbino (7)	3,913		*
James E. Dalton, Jr. (8)	46,960		*
Arthur J. Reimers	10,000		*
Phyllis R. Yale	—	—
George V. Hager, Jr.	—	—
Robert A. Smith	27,344		*
Richard Pell, Jr.	—	—
Richard Howard	—	—
All executive officers and directors as a group (15 persons) (9)	6,236,168	14.00%

*                                         Less than one percent.

(1)                                  Excludes the beneficial ownership of units of our common stock held by certain executive officers and directors pursuant to our Non-Qualified Deferred Compensation Plan, which such executive officers cannot vote.

(2)                                  Includes 41,537 shares of Common Stock beneficially and directly owned by Highland Capital Management, L.P.  (“Highland Capital”); 46,960 stock options to purchase Common Stock, which are exercisable within sixty days of March 31, 2004, granted under our 2001 Stock Option Plan to Mr. Dondero (Mr. Dondero has an understanding with Highland Capital pursuant to which he holds the options for the benefit of Highland Capital); 2,440,434 shares of Common Stock beneficially and directly owned by Highland Equity Focus Fund, L.P. (“Equity Focus”); 2,235,004 shares of Common Stock beneficially and directly owned by Highland Crusader Offshore Partners, L.P. (“Crusader”), of which 262,664 shares were issued upon conversion of the Series A convertible preferred stock; 264,656 shares of Common Stock beneficially and directly owned by Prospect Street High Income Portfolio, Inc. (“Prospect”), of which 24,882 shares were issued upon conversion of the Series A convertible preferred stock; 41,100 shares of Common Stock owned by PCMG Trading Partners XXIII L.P. (“PCMG”); 175,825 shares of Common Stock beneficially and directly owned by Hartford Secured Loan Trust (“Hartford”), of which 18,563 shares were issued upon conversion of the Series A convertible preferred stock.  Based partially upon a Schedule 13D/A filed with the SEC on January 23, 2004 and a Form 4 filed with the SEC on January 23, 2004, on behalf of a group consisting of Highland Capital, Crusader, Prospect, PCMG, Hartford and Mr. Dondero.  The general partner of Crusader is Highland Capital.  Highland Capital, as a registered investment advisor, is the investment advisor for Prospect.  The general partner of Highland Capital is Strand Advisors, Inc., a Delaware corporation (“Strand”).  The general partner of PCMG is Strand Advisors III, Inc., a Delaware corporation (“Strand III”).  Mr. Dondero is the president of Highland, Prospect, Strand, and Strand III, and our director.

(3)                                  Goldman, Sachs & Co. is a wholly-owned subsidiary of Goldman, Sachs Group.  Goldman, Sachs & Co.’s direct beneficial ownership consists of 3,471,672 shares of Common Stock, of which 632,135 shares were issued upon conversion of the Series A convertible preferred stock.  Joseph A. LaNasa III, a managing director of Goldman, Sachs & Co., was a member of the Board of Directors in fiscal 2003 and was granted 43,047 options to purchase Common Stock, which are exercisable within 60 days of March 31, 2004, granted under our 2001 Stock Option Plan.  Mr. LaNasa has an understanding with Goldman, Sachs Group pursuant to which he holds the options for the benefit of the Goldman, Sachs Group.  Based in part upon a Schedule 13D/A filed with the SEC on December 2, 2003.

(4)                                  Includes 296,875 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

(5)                                  Includes 46,960 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

(6)                                  Includes 339,163 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

(7)                                  Includes 3,913 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

(8)                                  Includes 46,960 shares of Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

(9)                                  Includes 34,438 shares of Common Stock directly beneficially owned by Mr. Sunderland (of which 23,438 shares are issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2004) and 78,125 shares and 46,875 shares issuable to Mr. Kordash and Mr. Gaither, respectively, upon the exercise of stock options that are exercisable within 60 days of March 31, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is responsible for the overall affairs and governance of NeighborCare.  Our Amended and Restated Articles of Incorporation establish a classified Board of Directors pursuant to which the directors of NeighborCare are divided into three classes consisting of Class I, Class II and Class III, respectively.  The number of directors in each class is determined by the Board of Directors and consists of as nearly equal a number of directors as possible.  The term of the Class I Directors initially expires after the 2004 Annual Meeting of Shareholders, the term of the Class II Directors initially expires after the 2005 Annual Meeting of Shareholders, and the term of the Class III Directors initially expires after the 2006 Annual Meeting of Shareholders.  At each annual meeting of shareholders, directors of the respective class whose term expired will be up for re-election, and the directors chosen to succeed those whose terms have expired will be elected to hold office for a three-year term and until their successors are duly elected and qualified.

On October 8, 2003, by majority vote in accordance with the Company’s Amended and Restated By-Laws, the Board of Directors set the number of directors at eight and appointed John J. Arlotta, Arthur J. Reimers and Phyllis R. Yale as directors, effective as of the consummation of the spin-off (i.e., December 1, 2003).  Effective December 1, 2003, Joseph A. LaNasa, III, a Class I director, resigned.  On December 9, 2003, the Board of Directors assigned the directors to the three classes.  Mr. Arlotta was recommended to serve on our Board of Directors by a third-party search firm.  Mr. Reimers was recommended to serve on our Board of Directors by a shareholder.  Ms. Yale was recommended to serve on our Board of Directors by the other directors.

The three Class I Directors, whose terms expire at the 2004 Annual Meeting of Shareholders, are John J. Arlotta, Robert H. Fish and Arthur J. Reimers.  The three Class II Directors, whose terms expire at the 2005 Annual Meeting of Shareholders, are James D. Dondero, James H. Bloem and Phyllis R. Yale.  The two Class III Directors, whose terms expire at the 2006 Annual Meeting of Shareholders, are James E. Dalton, Jr. and Dr. Philip P. Gerbino.

The Board of Directors has nominated John J. Arlotta, Robert H. Fish and Arthur J. Reimers to serve as Class I directors.  Messrs. Arlotta, Fish and Reimers currently serve as Class I directors.  The nominees have consented to being named in this proxy statement and to serve if elected.

The following table contains background information about each of our directors.

Board of Directors

Class I Directors Nominees for Director to serve until the 2007 Annual Meeting of Shareholders

Name	Principal Occupation for Past 5 years	Other Directorships

John J. Arlotta Age: 54 Director Since: 2003	Chairman, President and Chief Executive Officer (December 2003 to date), and Vice Chairman (July 2003 to December 2003), each of NeighborCare; and Consultant (February 2002 to July 2003), President and Chief Operating Officer (May 1998 to February 2002), and Chief Operating Officer (September 1997 to May 1998), each of Caremark Rx, Inc. (Pharmaceutical services provider).	—

Robert H. Fish Age: 53 Director Since: 2001	Chairman and Chief Executive Officer (January 2003 to December 2003), Interim Chairman (November 2002 to January 2003), and Interim Chief Executive Officer (May 2002 to January 2003), each of NeighborCare; Partner (November 1999 to date), Sonoma-Seacrest, LLC (Healthcare consulting company; limited responsibilities since May 2002); and President and Chief Executive Officer (August 1995 to September 1999), St. Joseph Health System (Healthcare provider).	—

Arthur J. Reimers Age: 48 Director Since: 2003

Independent Financial Consultant and Business Consultant (2001 to date); Managing Director - Healthcare Investment Banking Division (1998 to 2001), Founder and Co-head, Healthcare Investment Banking Division (1996 to 1998), and Co-head, Financial Advisory Group - London (1991 to 1996), each of Goldman Sachs & Co. (Investment banking and management firm).

Rotech Healthcare, Inc.

Class II Directors to serve until the 2005 Annual Meeting of Shareholders

Name	Principal Occupation for Past 5 years	Other Directorships

James H. Bloem Age: 53 Director Since: 2001	Senior Vice President and Chief Financial Officer (February 2001 to date), Humana, Inc. (Health benefits company); Independent Financial Consultant and Business Consultant (September 1999 to January 2001); and President - Personal Care Division (March 1998 to August 1999), and Executive Vice President (August 1995 to February 1998), each of Perrigo Company (Manufacturer of OTC prescription medications).	—

James D. Dondero Age: 41 Director Since 2001	President (1990 to date), Highland Capital Management, LP (Investment advisors).	Motient Corporation

Phyllis R. Yale Age: 46 Director Since: 2003	Director (1987 to date), Bain and Company, Inc. (Management consulting firm).	—

Class III Directors to serve until the 2006 Annual Meeting of Shareholders

Name	Principal Occupation for Past 5 years	Other Directorships

James E. Dalton, Jr. Age: 61 Director Since: 2001	President, Edinburgh Associates, Inc. (2001 to date); and President, Chief Executive Officer and Director (1990 to April 2001), Quorum Health Group, Inc. (Hospital ownership and management company).	Select Medical Corporation; US Oncology, Inc.; Universal Health Realty Income Trust

Dr. Philip P. Gerbino Age: 56 Director Since: 2000	President, (1995 to date), University of the Sciences (School of Pharmacy).	—

Reorganization

On October 2, 2001, we and the Multicare Companies, Inc., our then 43.6% owned affiliate, consummated a joint plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code pursuant to a September 20, 2001 order entered by the U.S. Bankruptcy Court for the District of Delaware approving our joint plan of reorganization.  We have been operating out of bankruptcy since October 2, 2001.

Caremark Settlement

See “Executive Compensation and Certain Transactions — Employment Agreements” for a discussion of our and Mr. Arlotta’s settlement with Caremark Rx, Inc.

Required Vote/Quorum

See “Voting Procedures.”

Recommendation of the NeighborCare Board of Directors

The Board of Directors recommends that you vote “FOR” the election of each nominee for director as proposed.

CORPORATE GOVERNANCE

Organization of the Board of Directors and its Committees

NeighborCare’s Common Stock is listed on the Nasdaq National Market System.  In November 2003, the SEC approved corporate governance rules adopted by Nasdaq that require NeighborCare to comply with certain corporate governance guidelines, including a requirement that the majority of the Board of Directors and the members of certain committees of the Board of Directors qualify as “independent directors” under newly adopted Rule 4200(a)(15) of the National Association of Securities Dealers’ (“NASD”) listing standards and that NeighborCare convene regularly scheduled meetings at which only the “independent directors” participate.  The majority of the new NASD listing standards must be complied with as of the Annual Meeting, including the “independent director” requirements of the Board of Directors and committees and the obligation to convene executive sessions.

Generally, the NASD listing standards would prohibit a director from qualifying as “independent” if the director (or, in certain instances, members of the director’s family) has, or in the past three years has had, certain relationships or affiliations with NeighborCare or any of its consolidated subsidiaries, its outside auditors, or other companies that conduct business with NeighborCare or any of its consolidated subsidiaries.

In February, 2004, we amended the charters of our Audit and Compliance Committee and Compensation Committee and established a standing Nominating and Governance Committee to implement the new rules and standards.  The Board of Directors has determined that each of its directors (including the current Class I nominees), other than Messrs. Arlotta and Fish, is independent as defined in Rule 4200(a)(15) of the NASD listing standards.  Mr. Arlotta is currently our Chairman, President and Chief Executive Officer and was employed by NeighborCare as our Vice Chairman during fiscal 2003.  Mr. Fish served as our Chairman and Chief Executive Officer during fiscal 2003 until his resignation from such positions on December 1, 2003 following the spin-off and remained an employee for transitional purposes until February 28, 2004.

The Board of Directors currently has four standing committees:  (1) an Executive Committee; (2) a Compensation Committee, (3) an Audit and Compliance Committee (combination of prior Audit Committee and Compliance Committee); and (4) a Nominating and Governance Committee, each of which is described below.  The amended charter of the Audit and Compliance Committee and the newly adopted charter for the Nominating and Governance Committee are available on our website at www.neighborcare.com/investor.

Board Meetings and Committees of the Board

The Board of Directors held six regular meetings and five special meetings during the fiscal year ended September 30, 2003.

The Executive Committee held two meetings during the fiscal year ended September 30, 2003.  The Executive Committee has the authority of the Board of Directors in the management of the business of NeighborCare between the dates of regular meetings of the Board of Directors.  The Executive Committee was comprised of Messrs. Dalton, Dondero, LaNasa and Fish during the fiscal year ended

September 30, 2003.  On November 25, 2003, the Board of Directors appointed Messrs. Arlotta, Dondero, Fish and Reimers to the Executive Committee following the spin-off.

The Compensation Committee held two meetings during the fiscal year ended September 30, 2003.  The Compensation Committee is responsible for (i) the formulation, evaluation and approval of the compensation of NeighborCare’s executive officers and (ii) the oversight of all of the compensation programs involving the issuance of NeighborCare’s capital stock and other equity securities.  The Compensation Committee was comprised of Messrs. Gerbino and LaNasa during the fiscal year ended September 30, 2003.  On December 1, 2003, Mr. LaNasa resigned from the Board of Directors.  On November 25, 2003, the Board of Directors appointed Messrs. Dondero, Bloem and Dalton as members of the Compensation Committee following the spin-off.  On February 11, 2004, the Board of Directors adopted an amended Compensation Committee charter.  All current Compensation Committee members and all Compensation Committee members during the fiscal year ended September 30, 2003 are “independent” within the meaning of Rule 4200(a)(15) of the NASD listing standards.

The Audit Committee held twelve meetings during the fiscal year ended September 30, 2003.  The Audit Committee is responsible for (i) the appointment, compensation and retention of NeighborCare’s independent public accountants; (ii) monitoring the relationship between and independence of NeighborCare and such independent accountants; (iii) the oversight of the accounting and financial reporting processes of NeighborCare and the audits of the financial statements of NeighborCare; and (iv) establishing procedures for the receipt, retention and treatment by NeighborCare of complaints regarding accounting, internal accounting controls or auditing matters (including the confidential, anonymous submission of such complaints by employees of NeighborCare).  The Audit Committee was comprised of Messrs. Bloem, Dondero and Gerbino during the fiscal year ended September 30, 2003.  On November 25, 2003, the Board of Directors appointed Messrs. Bloem, Gerbino and Reimers as members of the Audit and Compliance Committee following the spin-off.  On February 11, 2004, the Board of Directors adopted an amended and restated Audit and Compliance Committee charter, a copy of which is attached hereto as Appendix A.  All current Audit and Compliance Committee members and all Audit Committee members during the fiscal year ended September 30, 2003 are “independent” within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 4200(a)(15) of the NASD listing standards.  The Board of Directors has determined that Mr. Bloem is an “audit committee financial expert” as defined under Item 401 of Regulation S-K.

The Compliance Committee held one meeting during the fiscal year ended September 30, 2003.  The Compliance Committee was responsible for ensuring that NeighborCare adopts and implements policies and procedures to ensure that NeighborCare complies with all applicable statutes and regulations.  The Compliance Committee was comprised of Messrs. Bloem and Dalton during the fiscal year ended September 30, 2003.  The Board of Directors combined the Audit Committee and the Compliance Committee, as described above.

NeighborCare did not have a standing nominating committee during the fiscal year ended September 30, 2003.  On November 25, 2003, the Board of Directors established a Nominating and Governance Committee and appointed Messrs. Gerbino and Dalton and Ms. Yale as members of the Nominating and Governance Committee following the spin-off.  A copy of the Nominating and Governance Committee charter is available on our website at www.neighborcare.com/investor.  Each of Messrs. Gerbino and Dalton and Ms. Yale are “independent” within the meaning of Rule 4200(a)(15) of the NASD listing standards.  Prior to the establishment of the Nominating and Governance Committee, each member of the Board of Directors was able to participate in the consideration of director nominees.

The Nominating and Governance Committee is responsible for (i) the identification, screening and selection of qualified individuals to become directors and members of committees of the Board of Directors; (ii) the development and recommendation of corporate governance principles and policies to the Board of Directors and the periodic monitoring and updating of such principles and policies; and (iii) the oversight of the evaluation of the Board of Directors and management of NeighborCare.  The Nominating and Governance Committee will consider nominees recommended by shareholders provided that the recommendation is made in accordance with the procedures described in this proxy statement under “Shareholder Proposals and Director Nominations for 2005 Annual Meeting of Shareholders.”  Shareholder nominees that comply with these procedures will receive the same consideration that the Nominating and Governance Committee nominees receive.

The Nominating and Corporate Governance Committee uses various sources for identifying and evaluating nominees for directors including referrals from current directors, recommendations by shareholders and the services of third-party executive search companies.  Director nominees are considered based upon various criteria, such as exemplary personal integrity and reputation, sound judgment, strong decision-making ability, substantial management experience, familiarity with our business, other business and professional commitments, including membership on other boards of directors, whether a nominee’s skills are complementary to the those of the existing members and whether the candidate meets the independence requirements of the NASD listing standards and the rules and regulations of the SEC.

Each director attended more than 75% of the meetings of the Board of Directors and committees of which he was a member during the fiscal year ended September 30, 2003.  NeighborCare encourages, but does not require, members of our Board of Directors to attend the annual meetings of shareholders.  Six of our directors attended the 2003 Annual Meeting of Shareholders.

Contacting the Board of Directors

Any shareholder who desires to contact the Board of Directors or any one or more individual members thereof may do so electronically c/o the General Counsel by sending an e-mail to general.counsel@neighborcare.com or by writing to the Board of Directors, c/o General Counsel, NeighborCare, Inc., 601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202.  Communications received electronically or in writing are compiled by the General Counsel and distributed to the Board of Directors or individual directors at the next regular meeting of the Board of Directors or sooner if circumstances warrant.

Report of the Audit Committee

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and our independent accountants, KPMG LLP, our audited financial statements as of and for the fiscal year ended September 30, 2003.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants.  In addition, the Audit Committee has, as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” discussed with, and received the required written disclosures and a confirming letter from, KPMG LLP regarding its independence and has discussed with KPMG LLP its independence.  The Audit Committee has also considered whether the provision of non-audit services by the independent accountants to us is compatible with maintaining the auditor’s independence.

Based upon the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in NeighborCare’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

On February 11, 2004, the Board of Directors adopted an amended and restated written Audit and Compliance Committee charter which has been included as Appendix A to this proxy statement.

The members of the Audit Committee during the fiscal year ended September 30, 2003 were Dr. Philip P. Gerbino, James H. Bloem and James D. Dondero.

Director’s Compensation

Each of our directors who is not our employee receives an annual fee of $25,000 for serving as a director and cash compensation of $1,500 for each in-person meeting of the Board of Directors or committee meeting attended and $1,000 for each telephonic meeting of the Board of Directors or committee meeting attended.  The chairman of the Audit and Compliance Committee receives an additional annual fee of $7,500.  Upon shareholder approval of the 2004 Performance Incentive Plan, each director will also receive an annual award of restricted stock having a fair market value at the time of grant of $95,000.  While in office, a director may not sell such restricted stock at any time when the value of the restricted stock held by the director following such sales would be less than $285,000.

In October 2002, each of Messrs. Fish, Bloem, Dalton, Dondero, Gerbino and LaNasa received options to purchase 2,500 shares of our Common Stock at an exercise price per share of $16.80 in exchange for services rendered as a director.

Code of Conduct

We have adopted a Code of Business Conduct and Ethics in compliance with the NASD listing standards and the rules and regulations of the SEC.  Our Code of Business Conduct and Ethics applies to all directors, officers and employees, including the Chief Executive Officer, the Chief Financial Officer, the Controller and any other employee with any responsibility for the preparation and timing of documents with the SEC.  Our Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.  A copy of our Code of Business Conduct and Ethics is available on our website located at www.neighborcare com/investor.

EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

Compensation Committee Report

The Compensation Committee of the Board of Directors for the fiscal year ended September 30, 2003 was comprised of Philip P. Gerbino and Joseph A. LaNasa, III, each of whom were “independent” within the meaning of the newly approved Rule 4200(a)(15) of the NASD listing standards.  The Compensation Committee reviews the compensation of executive officers and makes recommendations to the Board of Directors regarding executive compensation.  The Compensation Committee also administers NeighborCare’s 2001 Stock Option Plan and 2001 Stock Incentive Plan.  The 2004 Performance Incentive Plan, if approved by the shareholders, will also be administered by the Compensation Committee.

NeighborCare’s compensation policies and practices with respect to executive officers (including the named executive officers) are designed and implemented to motivate and retain senior executives.  In determining compensation levels, the Compensation Committee considers compensation packages offered by similar sized companies, particularly within the relevant aspects of the health care industry.

Total compensation in fiscal 2003 was divided into two primary components: base salary and cash incentive bonuses based upon performance.  In limited circumstances, stock options were awarded.  Cash bonuses and the award of equity-based compensation serve as incentive for superior performance and are based upon both the performance of the executives and NeighborCare.

NeighborCare uses the 2001 Stock Option Plan as a long-term incentive plan for executive officers and key employees.  The objectives of the 2001 Stock Option Plan are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return, and to enable executives to develop and maintain a significant long-term equity interest in NeighborCare.  The 2001 Stock Option Plan authorizes the Compensation Committee to award stock options to officers and key employees.

The 2003 Incentive Compensation Program was a cash program whereby eligible manager level employees were eligible to receive awards based on their contributions to NeighborCare in fiscal 2003.  Under the program, NeighborCare employees, excluding the Chief Executive Officer and Vice Chairman, could receive in aggregate up to a baseline pool of dollars for meeting pre-established financial and operational goals.  Individuals could earn above the baseline level for superior performance.  Senior officers (including the named executive officers, but excluding the Chief Executive Officer and Vice Chairman) were eligible for a maximum bonus of 35% of their salary; other officers and senior directors were eligible for a maximum bonus of 30% of their salary; and other directors, senior managers and administrators were eligible for a maximum bonus of 15-20% of their salary.  Under NeighborCare’s 2003 Incentive Compensation Program, eligible employees were awarded only cash incentive bonuses in fiscal 2003.

The employment agreements of Robert H. Fish as our interim chief executive officer and chief executive officer and Richard R. Howard as our vice chairman have been terminated.  NeighborCare has employment agreements with John J. Arlotta, John J. Kordash, John F. Gaither, Jr., Richard W.  Sunderland, Jr. and Robert A. Smith with terms and conditions as described below.  See “Executive Compensation and Certain Transactions — Employment Agreements” and “— Transition Agreements.”

We have employment contracts with other key executives.  The terms of the contracts consider base compensation, incentive compensation, severance, and non-compete provisions.  These contracts expire over periods from July 1, 2004 to November 25, 2005, and are automatically renewable for one-year terms.

The annual base salary of Mr. Fish, our interim chief executive officer and chief executive officer during the fiscal year ended September 30, 2003, was established based upon the result of the Compensation Committee’s 2002 review of compensation packages of chief executive officers of similarly situated companies on file with the SEC.  With his appointment as interim chief executive officer on May 28, 2002, Mr. Fish’s annual base salary was set at $850,000.  He also received a sign-on bonus of $70,833 in May 2002.  Pursuant to a subsequent employment agreement effective February 28, 2003, Mr. Fish’s base salary in fiscal 2003 remained at $850,000 and he received a special bonus of $721,410 in connection with being named chief executive officer, an annual bonus of $500,000 and stock options of up to 600,000 shares of Common Stock, based upon the achievement of certain performance-based benchmarks established by the Board of Directors.

Mr. Fish’s compensation for fiscal 2003 was commensurate with NeighborCare’s performance and his contributions thereto.  As with NeighborCare’s other executive officers, Mr. Fish’s total compensation involves certain subjective judgment and is not based solely upon specific objective criteria.

Compensation of the named executive officers for fiscal 2003 was determined in accordance with the employment agreements in effect prior to the adoption of the new employment agreements described above and/or NeighborCare’s compensation policies.  In accordance with the previous employment agreements and the newly adopted employment agreements, base salary is reviewed annually and set by the Board of Directors, based upon the recommendation of the Compensation Committee, for the named executive officers.

In the case of all other executive officers, compensation was set at levels consistent with NeighborCare’s policies and performance.

Generally, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations promulgated thereunder (collectively, “Section 162(m)”), denies a deduction to any publicly held company such as NeighborCare for certain compensation exceeding $1,000,000 paid during each taxable year to the chief executive officer and the four other highest paid executive officers, excluding among other things, certain performance-based compensation.  The Compensation Committee will continually evaluate to what extent Section 162(m) will apply to its compensation programs.

The members of the Compensation Committee during the fiscal year ended September 30, 2003 were Dr. Philip P. Gerbino and Joseph A. LaNasa, III.  On December 1, 2003, Mr. LaNasa resigned from the Board of Directors.

/s/ Philip P. Gerbino
For the Compensation Committee

Employment Agreements

Effective May 28, 2002, we entered into an employment agreement with Robert H. Fish, our interim chief executive officer, which originally expired on November 30, 2002, but which was extended beyond November 30, 2002, on a month to month basis.  The base salary of Mr. Fish was $850,000 on an annual basis and Mr. Fish received a $70,833 sign-on bonus.  This agreement was terminated on February 28, 2003.

Effective February 28, 2003, we entered into a two year employment agreement with Robert H. Fish as our Chief Executive Officer at an annual base salary of $850,000.  In addition, the agreement provided for an annual bonus of up to 100% of the base salary, and stock options of up to 600,000 shares, upon the occurrence of certain performance-based benchmarks.  Mr. Fish’s base salary was reviewable by the Board of Directors at least annually.  The agreement was terminable by NeighborCare at anytime for Cause (as defined in the employment agreement).  Mr. Fish was able to terminate his employment upon notice to NeighborCare of the occurrence of certain events, including a change in control of NeighborCare.  In the event that NeighborCare terminated the agreement without Cause, or if Mr. Fish terminated his employment agreement as described in the preceding sentence, Mr. Fish was entitled to severance compensation consisting of accrued and unpaid bonuses (including a pro rata bonus for the portion of the year prior to the date of termination), and a continuation of health and insurance benefits for himself, his spouse and eligible dependents for a period of one (1) year following the date of termination.  Moreover, all restricted stock awards made to Mr. Fish fully vested, and all vested stock options remained exercisable through the original terms with all rights.  The agreement also contained provisions which restricted Mr. Fish from competing with NeighborCare during the term of the agreement and for a one (1) year period thereafter.  Mr. Fish received a performance bonus of $550,000 and a special bonus of $721,410 in connection with being named chief executive officer in fiscal 2003 pursuant to the agreement.

On December 1, 2003, in connection with the spin-off, Mr. Fish resigned as our chairman and chief executive officer.  Mr. Fish remained our employee for transitional purposes until his termination on February 28, 2004, triggering the above-referenced benefits.

On December 9, 2003, we entered into an option cancellation agreement with Mr. Fish relating to options which vested upon the completion of the spin-off and Mr. Fish’s resignation in connection with the spin-off.  After the Board of Director’s adjustment to the aggregate number and exercise price of all outstanding options to purchase our Common Stock in connection with the spin-off and as of the date of the agreement, Mr. Fish held options to purchase 430,470 shares of our Common Stock at an exercise price per share of $10.86 and 352,203 shares at an exercise price of $12.99, each of which expire on February 28, 2006.  Under the option cancellation agreement, Mr. Fish surrendered to us options to purchase 282,673 shares of Common Stock at the exercise price of $10.86 for the aggregate cash payment of $2,580,108 less any applicable withholding taxes.

Effective July 7, 2003, we entered into an employment agreement with John J. Arlotta, our chairman, president and chief executive officer, as amended on December 9, 2003.  The agreement currently expires on July 7, 2005, with automatic one-year renewals beginning on July 7, 2004 and each successive anniversary thereafter.  The automatic extension of the agreement may be terminated with notice by either the affirmative vote of two-thirds of the non-management members of the Board of Directors or by Mr. Arlotta.  Mr. Arlotta will receive an annual base salary of $850,000, subject to annual reviews by the Compensation Committee of the Board of Directors commencing February 4, 2004.  The agreement provides for an incentive bonus of not less than $550,000, with a target bonus of 80% of his base salary, for fiscal 2003.  Annually thereafter, Mr. Arlotta will receive an incentive bonus equal to at least 100% of his base salary but only upon the Compensation Committee’s certification that the applicable performance goals have been achieved.  Mr. Arlotta received a signing bonus of $300,000 and a performance bonus of $550,000 in fiscal 2003 pursuant to the agreement.

The agreement provides for options to purchase 1,000,000 shares of our Common Stock to be granted to Mr. Arlotta in increments of 250,000 shares on each of December 9, 2003, December 16, 2003, December 24, 2003 and January 5, 2004, of which 25% vests immediately upon the date of grant and the remainder vests in quarterly installments of 6.25% thereafter.  The agreement also provides for a restricted stock award on January 15, 2004 with an aggregate value of $4,000,000, rounded to the nearest whole share and based on the average closing price of our Common Stock for the thirty trading days immediately following the spin-off.  On the date of the restricted stock award, 25% of the shares vest immediately, with vesting in equal quarterly installments thereafter such that the shares vest in full by July 7, 2006.  In addition, Mr. Arlotta will be entitled to participate in each employee benefit plan or perquisite applicable generally to our executive officers.

The Board of Directors may terminate the employment agreement with Mr. Arlotta with or without cause, as defined in the agreement, by the affirmative vote of two-thirds of the non-management members of the Board of Directors.  Mr. Arlotta may terminate his employment with us upon notice of the occurrence of certain events, including a change in control of NeighborCare.  Upon termination of the employment agreement for any reason, Mr. Arlotta will be entitled to his accrued and unpaid base salary through the date of termination, any earned but unpaid bonus for any fiscal year ending prior to the date of termination, any benefits accrued and vested under the terms of our employee benefit plans and programs through the date of termination, all deferred compensation of any kind and the option to have assigned to him any assignable insurance policy relating to him.  In addition upon death, NeighborCare will pay Mr. Arlotta’s estate a lump sum in cash equal to his base salary for the period from the date of death through the end of the term of the agreement, benefits as if his employment had terminated on the last day of the month and a pro rata bonus for the portion of the year of termination preceding the date of his death based upon an annual amount equal to 100% of his base salary.  Also, all restricted stock, stock options and performance share awards will automatically vest as of the date of death.

If Mr. Arlotta’s employment agreement is terminated by NeighborCare without cause or due to his disability, each as defined in the agreement, or by Mr. Arlotta for good reason or a change of control, each as defined in the agreement, or as a result of non-extension of the agreement, in addition to the foregoing, NeighborCare will:

•                                          pay him a pro rata bonus for the portion of the year in which the date of termination occurs preceding the date of termination based upon an annual amount equal to 100% of his base salary and a lump-sum cash payment equal to two times his highest base salary in the three years preceding termination plus two times his target bonus for the year of termination less any disability insurance benefits if applicable for the two-year period beginning with the date of termination;

•                                          continue to provide the health and life insurance benefits provided to him and his spouse and eligible dependents immediately prior to his date of termination for a period of two years following the date of termination; and

•                                          all restricted stock, stock option and performance share awards will fully vest.

In addition, Mr. Arlotta is entitled to the above consideration in the event that he terminates the agreement because NeighborCare has engaged or has required that he engage in any activity which would cause him to violate covenants of his contained in a consulting agreement between him and his former employer, Caremark Rx, Inc. (“Caremark”).  On July 8, 2003, Caremark filed a complaint seeking to prohibit Mr. Arlotta’s employment with NeighborCare pursuant to the terms of such consulting agreement.  In December 2003, NeighborCare, Caremark and Mr. Arlotta entered into a Partial Release and Settlement Agreement pursuant to which Mr. Arlotta was permitted to accept continued employment with NeighborCare under certain conditions and Caremark was released of certain compensation obligations to Mr. Arlotta and the complaint was dismissed without prejudice.

Mr. Arlotta’s employment agreement contains confidentiality provisions that apply during and after the term of employment and non-competition provisions that limit him from competing with us for the term of employment and for a period of two years after, regardless of the reason for the termination of employment.

On each of July 28, 2003, September 10, 2003, November 24, 2003 and November 26, 2003, we entered into employment agreements with John L. Kordash, our executive vice president and assistant to the chief executive officer, John F. Gaither, Jr., our senior vice president, general counsel and secretary, Richard W. Sunderland, Jr., our chief financial officer, and Robert A. Smith, our chief operating officer, respectively.  Effective December 9, 2003, each of these agreements was amended and restated.  The agreements with Messrs. Kordash and Gaither expire on October 1, 2005.  The agreements with Messrs.  Sunderland and Smith expire on December 1, 2005.  The annual base salaries received by Messrs.  Kordash, Gaither, Sunderland and Smith are $250,000, $280,000, $250,000 and $350,000, respectively.  The agreements with Messrs. Kordash and Gaither provide for an option grant on December 9, 2003 to purchase 250,000 and 150,000 shares, respectively, of our Common Stock at an exercise price of $21.50, of which 25% vests immediately upon the date of grant and the remainder vests in quarterly installments of 6.25% thereafter.  The agreements with Messrs. Sunderland and Smith provide for option grants by incorporation of prior letter agreements with us, as described below, at the same exercise price and vesting schedule described above.

The agreements with Messrs. Kordash, Gaither, Sunderland and Smith contain provisions that are substantially similar to those provisions contained in Mr. Arlotta’s employment agreement, discussed above, including an automatic one-year extension, eligibility to participate in stock option, incentive compensation and other incentive plans, receipt of perquisites generally provided to our officers, termination of the agreement by us with or without cause and by the executive upon the occurrence of certain events and confidentiality and non-competition provisions.  Each agreement also provides for severance compensation consisting of a pro rata bonus for the portion of the year in which the date of termination occurs, a lump-sum payment equal to the sum of the executive’s average base salary and the average annual bonus earned under our incentive plans for the most recent two years, continuation of health and life insurance benefits for up to two years and vesting of previously granted stock options and restricted stock.

In November 2003, in contemplation of the spin-off of GHC, we entered into letter agreements with Messrs. Smith and Sunderland which were incorporated by reference into each executive’s amended and restated employment agreement described above.  Under the letter agreements, each executive agreed to waive his right to a lump-sum payment and other benefits that the spin-off would likely have triggered under their employment agreements in exchange for continued employment until the spin-off.  In addition, upon completion of the spin-off, we agreed to:

•                                          make a lump-sum payment to Messrs. Smith and Sunderland of $405,900 and $294,300, respectively, in settlement of amounts owing under prior employment agreements;

•                                          continue each executive’s employment with the terms and conditions of the employment agreements described above;

•                                          grant a stock option to Messrs. Smith and Sunderland to purchase 87,500 and 75,000, respectively, shares of our Common Stock; and

•                                          on the six-month anniversary of the option grant, either grant an additional option to purchase the same amount of our Common Stock or grant shares of restricted stock having a value equivalent to the replaced options.

Transition Agreements

Effective October 28, 2002, we entered into a voluntary separation agreement with Richard R. Howard, our then Vice Chairman.  Under the agreement, Mr. Howard received $2.8 million of severance, incentive compensation of $0.3 million and life insurance and other related benefits of $0.3 million.  In addition, we expensed $1.3 million related to Mr. Howard’s unvested restricted shares of Common Stock under the 2001 Stock Incentive Plan, which vested upon his resignation.  The separation agreement contains customary non-compete clauses in effect from the date of separation.  See “— Employment Agreements.”

Effective July 15, 2003, we entered into a letter agreement with Richard Pell, Jr., our then Senior Vice President of Administration.  Under the letter agreement, we terminated Mr. Pell’s employment agreement, dated September 1, 1999 and amended on October 3, 2000 and further amended on October 2, 2001, effective August 13, 2003, and continued Mr. Pell’s employment on a part time basis commencing August 16, 2004.  The employment agreement contains customary non-compete clauses which remain in effect for two years after termination.  Mr. Pell received an aggregate cash payment of $661,400 upon the termination of his employment agreement.  Upon consummation of the spin-off, Mr. Pell became on employee of GHC on the terms and conditions set forth in the letter agreement.

Summary Compensation Table

	Annual Compensation				Long-term Compensation
Name and Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Other Annual Compen- sation (3)	Restricted Stock Awards ($)(4)	Securities Underlying Options/ SAR’s	All Other Compensation ($)(5)

Robert H. Fish, Chief Executive Officer	2003	850,000	1,221,410	83,406	—	177,500	—
	2002	274,615	70,833	—	—	25,000	—

John J. Arlotta, Vice Chairman	2003	163,462	850,000	—	—	—	29,005

George V. Hager, Jr., Chief Financial Officer	2003	400,001	155,000	—	—	—	1,023,315
	2002	398,078	200,000	—	1,524,750	75,000	601,698
	2001	350,000	309,875	—	—	—	1,700

Robert A. Smith, President, NeighborCare	2003	360,768	75,250	—	—	—	2,000
	2002	310,003	60,000	—	304,950	50,000	1,700
	2001	232,281	117,000	75,103	—	—	1,700

Richard Pell, Jr., Senior Vice President,	2003	271,827	715,875	—	—	—	2,000
Administration and Chief	2002	260,382	55,000	—	304,950	50,000	2,000
Compliance Officer	2001	224,039	71,000	—	—	—	1,700

Richard Howard, Former Vice Chairman	2003	59,615	—	—	—	—	4,035,048
	2002	500,000	250,000	—	1,524,750	75,000	320,008
	2001	500,000	432,250	—	—	—	—

(1)                                  Includes compensation deferred under our Retirement Plan, Non-Qualified Deferred Compensation Plan and other arrangements with us.  Other payments made by us under our Retirement Plan, Non-Qualified Deferred Compensation Plan and other arrangements with us are not included.

(2)                                  Mr. Fish received a performance bonus of $500,000 and a bonus of $721,410 upon his appointment to chief executive officer.  Mr. Arlotta received a performance bonus of $550,000 and a sign-on bonus of $300,000.  Mr. Pell received an employment contract payout of $661,400 and a performance bonus of $54,475.  All other amounts in 2003 reflect performance bonuses.

(3)                                  Mr. Fish received compensation of approximately $62,206 for housing expenses and approximately $15,200 for the use of a Company owned automobile.  All other amounts reflect the receipt of relocation benefits.

(4)                                  Restricted stock grants were authorized by the Board of Directors on October 2, 2001 and vest quarterly over a five year period beginning January 1, 2002.  Our common stock market value as of October 2, 2001 was $20.33 per share.  As of September 30, 2003, the restricted stock grants issued to Mr. Smith and Mr. Pell each had an aggregate market value of $363,150.  As of September 30, 2003, the restricted stock grants issued to Mr. Hager and Mr. Howard each had an aggregate market value of $1,815,750.  The restricted stock grants of each of the previously mentioned individuals are fully vested at September 30, 2003.  The market value of our common stock at September 30, 2003 was $24.21 per share.

(5)                                  Includes severance pay, company-sponsored life insurance coverage, note forgiveness as well as our matching contribution under our Retirement Plan.  Mr. Arlotta received $29,005 in relation to his company-sponsored life insurance plan.  Mr. Hager received $1,021,315 of note forgiveness and $2,000 of 401(k) matching compensation.  Mr. Smith and Mr. Pell each received $2,000 of 401(k) matching compensation.  Mr. Howard received note forgiveness in the amount of $1,238,298 and severance pay in the amount of $2,796,750.

Options Granted

The following table sets forth certain information concerning stock options granted under the 2001 Stock Option Plan during fiscal 2003 to our chief executive officer and each of our most highly compensated executive officers:

Option/SAR Grants in Last Fiscal Year

	Number of	Individual Grants
	Securities	Percent of Total			Potential Realized Value at
	Underlying	Options/ SARs			Assumed Annual Rates of
	Options/	Granted to	Exercise		Stock Price Appreciation for
	SARs	Employees in	Price	Expiration	Option Terms
Name	Granted	Fiscal Year	($/share)	Date	5%	10%
Robert H. Fish	2,500	0.40%	$16.80	10/2/12	$26,414	$66,937
	275,000	43.14%	$17.00	12/2/06	$1,358,833	$4,932,871
	225,000	35.29%	$20.33	12/2/06	$362,522	$3,286,735

(1)                                  Includes 100,000 options that were forfeited in fiscal 2003 as a result of failure to satisfy vesting conditions.

Aggregate Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Unexercised Securities Underlying Options/SARs Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
Robert H. Fish	—	—	177,500/352,500	1,197,025/1,774,250

(1)                                  Stock price at close of business on September 30, 2003 was $24.21.

Benefit Plans

2001 Stock Incentive Plan

On October 2, 2001, our Board of Directors authorized the issuance of 750,000 shares of restricted common stock to certain of our senior officers.  These shares vest and are issued quarterly over a five-year period, which commenced on February 28, 2002 and will end on October 1, 2006.  Upon the resignation of Mr. Howard, 60,000 shares of restricted common stock vested immediately.  In May 2003, the Company made an offer to employees who held shares of restricted common stock to accelerate the vesting of all such restricted shares in exchange for the tendering of any options to purchase common stock.  As of September 30, 2003 and March 31, 2004, 625 shares of restricted common stock were unvested and issuable through October 1, 2006.  If the 2004 Performance Incentive Plan is approved by our shareholders, no new grants will be made under the 2001 Stock Incentive Plan.

2001 Stock Option Plan

The purpose of our 2001 Stock Option Plan is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, us and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of our Common Stock and thereby acquire a proprietary interest in us and an increased personal interest in our continued success and progress.

The aggregate number of shares of our Common Stock that may be issued under our 2001 Stock Option Plan is 3,480,000.  Notwithstanding the foregoing, in the event of any change in the outstanding shares of our Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what our Compensation Committee of the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under our 2001 Stock Option Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee.  Reacquired shares of our Common Stock, as well as unissued shares, may be used for the purpose of our 2001 Stock Option Plan.  Our Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under our 2001 Stock Option Plan.  As of September 30, 2003, 2,813,500 stock options were awarded of which 2,636,000 stock options were awarded to employees, 162,500 stock options were awarded to non-employee directors and 15,000 stock options were awarded to non-employee consultants.

All of our officers and key employees and officers and key employees of any present or future parent or subsidiary corporation are eligible to receive an option or options under our 2001 Stock Option Plan.  All directors of, and important consultants to, us and of any of our present or future parent or subsidiary corporation are also eligible to receive an option or options under the 2001 Stock Option Plan.  The individuals who receive an option or options shall be selected by the Compensation Committee, in its sole discretion unless otherwise stipulated in our 2001 Stock Option Plan.  No individual may receive options under our 2001 Stock Option Plan for more than 80% of the total number of shares of our Common Stock authorized for issuance under our 2001 Stock Option Plan.

On April 1, 2003, the Company extended an offer to its employees, including executive officers except for its then chief executive officer (Mr. Fish), to tender all options to purchase shares of its Common Stock outstanding under its 2001 Stock Option Plan, for the following consideration: (a) for those holders of options who had received awards of more than 2,000 restricted shares of common stock under the 2001 Stock Incentive Plan, the acceleration of vesting of all such restricted shares plus a cash payment of $2.50 per share underlying the option for options that had an exercise price below $20.00 per share, and (b) with respect to those holders of options who had not received awards of more than 2,000 restricted shares, (i) for those options that had an exercise price of at least $20.00 per share, a cash payment of $2.00 per share underlying the option, and (ii) for those options that had an exercise price below $20.00 per share, a cash payment of $2.50 per share subject to the option.  The offer expired on May 12, 2003.  NeighborCare accepted for exchange and cancellation options to purchase 1,724,000 shares of its Common Stock, which represented all of the eligible outstanding options properly tendered for exchange by eligible option holders, on May 13, 2003.  All eligible options held by the Company’s employees were tendered in the offer, with the exception of options to purchase 35,000 shares.  As a result, and after giving effect to adjustments pursuant to the spin-off, as of March 31, 2004, 1,198,096 shares of Common Stock are available for future issuance under our 2001 Stock Option Plan.  If the 2004 Performance Incentive Plan is approved by our shareholders, no new grants will be made under the 2001 Stock Option Plan.

Incentive Compensation Program

The purpose of the Incentive Compensation Program is to reward management-level employees for their contributions to individual and corporate objectives.  The Incentive Compensation Program provides for a bonus equal to a percentage of a participant’s year-end base salary.  The bonus varies depending upon the attainment of certain individual and corporate objectives, including financial performance measures.

Non-Qualified Deferred Compensation Plan

On April 1, 2001, we adopted a Non-Qualified Deferred Compensation Plan.  Beginning January 1, 2002, eligible employees (i.e., in calendar 2003, employees whose base salary meets or exceeds $90,000) were permitted to defer up to 50% of their base salary and up to 100% of their incentive compensation bonus each year on a pre-tax basis under the NeighborCare, Inc. Deferred Compensation Plan.  Participants are able to select from several fund choices and their Deferred Compensation Plan account increases or decreases in value in accordance with the performance of the funds selected.  The Non-Qualified Deferred Compensation Plan is administered by a trustee.

Retirement Plan

On January 1, 1989, we adopted an employee Retirement Plan that consists of a 401(k) component and a profit sharing component.  Our retirement plan is a 401(k)/cash or deferred arrangement covering all of our employees (other than certain employees covered by a collective bargaining agreement) who have completed at least 500 hours of service during the six-month period beginning on his or her commencement date.  Under the 401(k) component, each employee may elect to contribute a portion of his or her current compensation up to the lesser of the maximum permitted by the Internal Revenue Code or 50% (or, in the case of a highly compensated employee, a maximum of 6% (4% for plan years ending prior to January 1, 2004)) of such employee’s annual compensation.  We may make a matching contribution each year as determined by the Board of Directors.  The Board of Directors may establish this contribution at any level each year, or may omit such contribution entirely.  Under the profit sharing component of the Retirement Plan, we may make an additional employer contribution as determined by the Board of Directors each year.  The Board of Directors may establish this contribution at any level each year, or may omit such contribution entirely.

STOCK PERFORMANCE GRAPH

The following graph shows the comparison of cumulative total returns for NeighborCare, the NASDAQ Stock Market (U.S.) Index and a NeighborCare Peer Group.  Stock price performances shown in the graph are not necessarily indicative of future price performances.

COMPARISON OF 2 YEAR CUMULATIVE TOTAL RETURN*

AMONG NEIGHBORCARE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

* Fiscal year ending September 30.  Assumes $100.00 invested on 10/2/01 in each referenced group and the reinvestment of dividends.  NeighborCare’s stock price performance reflected above is not indicative of future stock price performance.

NeighborCare emerged from bankruptcy on October 2, 2001.  Pursuant to its joint plan of reorganization, all pre-bankruptcy NeighborCare common stock was cancelled and NeighborCare issued new Common Stock.  The above performance graph represents information regarding NeighborCare’s new Common Stock since NeighborCare’s emergence from bankruptcy.

	Cumulative Total Return
	10/2/01	9/30/02	9/30/03
NeighborCare, Inc.	100.00	80.87	119.09
Nasdaq Stock Market (U.S.)	100.00	79.14	120.57
Peer Group (1)	100.00	74.18	111.15

(1)                                  The Peer Group index for fiscal 2003 is based on the total return for investments in the common stock of Beverly Enterprises, Inc., Kindred Healthcare, Inc., Manor Care, Inc. and Omnicare, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 1997, the Board of Directors approved a Senior Executive Stock Ownership Program.  Under the terms of the program, certain of our senior executive employees were required to own shares of our Common Stock having a market value based upon a multiple of the executive’s salary.  Each executive was required to own the shares within three years of the date of the adoption of the program.  Subject to applicable laws, we were authorized to lend funds to one or more of the senior executive employees for his or her purchase of our Common Stock.  As of September 30, 2001, we had outstanding loan and accrued interest balances of $3,200,000 from the then senior executives (including Messrs. Howard ($646,889), Hager ($624,244) and Rubinger ($492,812)).  The note agreements were amended in fiscal 2000 to adjust the interest rate to 8% simple interest.  Previously, the loans accrued interest based on the market rate at the date of the loan initiation.

On February 23, 2001, the U.S. Bankruptcy Court ordered that the remaining loans be forgiven on the earlier of the termination of the executives’ employment (for reasons other than for cause or for the voluntary resignation of the executive without “Good Reason” as defined in the employment agreement) or the first anniversary of our emergence from bankruptcy.  Therefore, on or before October 2, 2002, all of these loans were forgiven and the executives were held harmless for all and any of the tax consequences resulting from the forgiveness of the loans.

Until his resignation on December 1, 2003, Joseph A. LaNasa, III was a member of our Board of Directors and Compensation Committee.  In this capacity, he participated and had the opportunity to vote on matters that were presented to the Board of Directors.  Mr. LaNasa is employed by Goldman Sachs & Co. as a managing director.  Mr. LaNasa has acquired stock options that were granted under our 2001 Stock Option Plan.  He has an understanding with the Goldman Sachs Group pursuant to which he holds the options for the benefit of the Goldman Sachs Group.  As of March 31, 2004, the Goldman Sachs Group beneficially owns 7.94% of our Common Stock.

Mr. Arthur Reimers was appointed to the Board of Directors on December 1, 2003 and was employed by Goldman, Sachs & Co. as a managing director until 2001.

We engaged Goldman Sachs & Co. to act as joint lead financial advisor together with UBS Warburg in connection with a strategic transaction with respect to our eldercare businesses, including our inpatient services, rehabilitation therapy, diagnostic, respiratory, hospitality and healthcare consulting businesses and the issuance of our 6.875% senior subordinated notes due 2013.  In December 2003, we paid Goldman Sachs & Co. transaction fees in connection with strategic transactions and placement fees for the sale of securities.

Compensation Committee Interlocks and Insider Participation

The only compensation committee interlock relates to Mr. LaNasa and Goldman Sachs & Co., as described above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.  Officers, directors and greater than 10% shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on review of the copies of such reports submitted to us with respect to the fiscal year ended September 30, 2003, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except that each of Robert H. Fish, James H. Bloem, James E. Dalton, Jr., James D. Dondero and Dr. Philip P. Gerbino filed a late report on Form 4.

PROPOSAL 2

APPROVAL OF 2004 PERFORMANCE INCENTIVE PLAN

On April 13, 2004, the Board of Directors approved our 2004 Performance Incentive Plan (the “Incentive Plan”), subject to shareholder approval.  NeighborCare is submitting the Incentive Plan to shareholders in accordance with recently approved NASD listing standards that require shareholder approval of most equity-based compensation plans, including the Incentive Plan.  The Incentive Plan is also being submitted for shareholder approval so that, among other reasons, the requisite shareholder approval may be obtained in order to permit the issuance of incentive stock options under the Internal Revenue Code and to permit the Company to deduct certain performance-based compensation under Section 162(m) of the Internal Revenue Code.  The 2004 Performance Incentive Plan is described below and attached to this proxy statement as Appendix B.

The Incentive Plan will replace, on a prospective basis, our 2001 Stock Option Plan and our 2001 Stock Incentive Plan (the “Prior Plans”).  If the Incentive Plan is approved by our shareholders, no new grants will be made from the Prior Plans.  Any awards previously granted under the Prior Plans shall continue to vest and/or be exercisable in accordance with their original terms and conditions.

Description of the 2004 Performance Incentive Plan

The following summary of the 2004 Performance Incentive Plan is qualified in its entirety by the specific language of the Incentive Plan, which is included as Appendix B to this proxy statement.  Capitalized terms used but not defined herein shall have the meanings set forth in the Incentive Plan.

General

The purposes of the Incentive Plan are to attract and promote the long-term retention of key employees, directors and certain other persons who are in a position to make significant contributions to the success of NeighborCare, to reward these employees, directors and other persons for their contributions, to provide additional incentive to such employees, directors and other persons to continue making similar contributions and to further align the interests of these employees, directors and other persons with those of NeighborCare’s shareholders.  To achieve these purposes, the Incentive Plan permits grants of incentive stock options (“ISOs”), options not intended to qualify as incentive stock options (“non-ISOs”), stock appreciation rights (“SARs”), restricted and unrestricted stock awards, restricted stock units, cash-based awards, including supplemental cash awards, or performance awards, and combinations of the foregoing (collectively referred to as “Awards”).  Awards of restricted and unrestricted stock, restricted stock units and/or deferred stock may also be issued to participants in connection with management or employee purchase programs.  Shares issuable under Awards that terminate unexercised or otherwise terminate without an issuance of shares, shares issuable under Awards that are payable in stock or cash but are paid in cash and shares issued but later forfeited will be available for future Awards under the Incentive Plan.  If shares of Common Stock are not issued because such shares instead are used to satisfy an applicable tax withholding requirement or other obligation to NeighborCare in connection with the exercise of an Award, then such shares will again be available for future issuance under the Incentive Plan.  In addition, if the exercise price of any Award is satisfied by the tender of shares of Common Stock (by actual delivery or attestation), only the number of shares of Common Stock issued under the Incentive Plan, net of any shares so tendered, will be deemed issued to the recipient.

The Incentive Plan is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code (the “Section 162(m) Limitations”), which limits the deductibility of certain compensation in excess of $1,000,000 per year paid by a publicly traded corporation to “Covered Employees.” “Covered Employees” are determined at the end of the tax year, and are the Chief Executive Officer plus the other four most highly compensated employees of NeighborCare whose compensation is reported to shareholders under applicable SEC rules and regulations.

Compensation paid to Covered Employees will not be subject to the Section 162(m) Limitations if it is considered “qualified performance-based compensation.” Under the regulations to Section 162(m), compensation related to Awards (other than cash-based awards) is deemed to constitute qualified performance-based compensation if the Award meets the following conditions: (i) it is made by a committee of the Board of Directors comprised solely of two or more outside directors; (ii) the plan under which the Award is made sets forth the maximum number of shares with respect to Awards that may be granted to any individual during a specified period; (iii) under the terms of the Award, the amount of compensation that an employee can receive is based solely on an increase in the value of the shares of Common Stock after the date of the grant or award; and (iv) the material terms of plan are disclosed to and approved by shareholders.  As described in more detail below, the terms of the Incentive Plan are intended to satisfy the foregoing requirements with respect to Awards to “Covered Employees.”

Administration

The Incentive Plan is administered by the Compensation Committee (the “Committee”) of the Board of Directors, which has full and exclusive power to administer and interpret the Incentive Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Incentive Plan and the Awards as it may deem necessary in its discretion, from time to time.  The Committee is comprised solely of outside directors of NeighborCare who are intended to satisfy the requirements of the Section 162(m) Limitations.  The Committee’s authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Incentive Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Incentive Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a participant’s retirement, death, disability, leave of absence or termination of employment.  The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Incentive Plan, other than a reduction of the exercise price of an option after the grant date and subject to the provisions of Section 162(m) of the Internal Revenue Code with respect to “Covered Employees.”  The Committee’s right to make any decision, interpretation or determination under the Incentive Plan shall be in its sole and absolute discretion.

Eligibility

ISOs may be granted under the Incentive Plan only to employees of NeighborCare.  All current and future employees of NeighborCare and other persons who, in the opinion of the Committee, are in a position to make significant contributions to the success of NeighborCare, such as consultants and non-employee directors, are eligible to receive all other types of Awards under the Incentive Plan.

Number of Shares Available for Issuance

The aggregate number of shares of Common Stock for which Awards may be granted under the Incentive Plan will be 5,000,000 shares, with an individual limit of 500,000 shares per fiscal year for each participant (excluding grants under any individual employment agreement as an inducement material to the individual’s entering into an employment contract with NeighborCare).

Maximum Cash-Based Awards

The maximum aggregate amount that may be awarded in the form of a cash-based award, including a supplemental cash award, in any one fiscal year to a participant who is a “Covered Employee” shall not exceed $2,000,000 determined as of the date of vesting or payout, as applicable.  The maximum aggregate amount that may be awarded in the form of a cash-based award, including a supplemental cash award, in any one fiscal year to a participant who is not a “Covered Employee” shall be determined by the Committee.

Adjustments

In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to:

•                                          the maximum number of shares available for issuance under the Incentive Plan or to any one participant;

•                                          the number or kind of shares of Common Stock covered by outstanding Awards;

•                                          the exercise price applicable to outstanding Awards;

•                                          any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or

•                                          any other affected terms of any equity-based Award.

Exercise Price

The Committee will determine the exercise price applicable to each ISO, non-ISO and SAR, which will not be less than the fair market value of our Common Stock at the time of the grant, as described below.  In no case may the Committee amend an outstanding Award, or cancel an outstanding Award and issue a new Award, for the sole purpose of reducing the exercise price thereunder.

Options

Recipients of stock options under the Incentive Plan will have the right to purchase shares of Common Stock at an exercise price, during a period of time and on such other terms and conditions as are determined by the Committee.  For ISOs, the recipient must be an employee, the exercise price must be at least 100% (110% if issued to a greater than ten percent shareholder of NeighborCare) of the fair market value of our Common Stock on the date of grant and the term cannot exceed ten years (five years if issued to a greater than ten percent shareholder of NeighborCare) from date of grant.  The exercise price of a non-ISO must be at least 100% of the fair market value of our Common Stock on the date of grant, except that such exercise price may be offset by the forfeiture of an amount of cash compensation equal to the reductions in exercise price.  An option exercise price may be paid in cash or by check, bank draft or money order payable to the order of NeighborCare, or if permitted by the Committee and subject to certain conditions, by delivery of shares of our Common Stock that have been owned by the recipient for at least six months (unless the Committee expressly approves a shorter period) and have a fair market value on the date of exercise at least equal to the exercise price, an unconditional and irrevocable undertaking by a broker to promptly deliver the necessary funds or by a combination of such methods.  The Committee may cancel options (other than those granted in tandem with SARs) and cause NeighborCare to pay to the recipient, in cash or shares of our Common Stock (valued at the then fair market value of our Common Stock), an amount equal to such fair market value minus the exercise price of the option shares.  Stock options may become exercisable in cumulative increments, or “vest” as determined by the Committee.  The Committee has the power to accelerate the time during which stock option may vest or be exercised.

In the event a participant tenders shares of our Common Stock to pay the exercise price of an option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant “reload” or “restoration” options entitling the participant to purchase shares of our Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

Stock Appreciation Rights

SARs may be granted under the Incentive Plan either alone or in tandem with stock options.  Generally, recipients of SARs are entitled to receive upon exercise, cash or shares of Common Stock (valued at the then fair market value of our Common Stock) equal to such fair market value on the date of exercise minus the fair market value on the date of grant of the shares subject to the SAR, although certain other measurements also may be used.  A SAR granted in tandem with a stock option is exercisable only if and to the extent that the option is exercised.

Stock Awards

The Incentive Plan provides for restricted and unrestricted stock awards, restricted stock units and deferred stock awards.  Restricted and unrestricted stock awards allow the recipient to acquire shares of our Common Stock at par value or any higher price determined by the Committee.  In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible conditions determined by the Committee.  A restricted stock unit is an award denominated in shares of restricted Common Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of restricted Common Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.  A deferred stock award entitles the recipient to receive shares of Common Stock to be delivered in the future.  Delivery of the Common Stock will take place at such time or times, and on such terms and conditions, as the Committee may determine.

Cash-Based Awards

Cash-based awards may be granted under the Incentive Plan which entitle the recipient to receive cash upon the attainment of certain performance goals in such amounts and on such terms as may be determined by the Committee.

Under the Incentive Plan and subject to applicable law, supplemental cash awards may also be granted to recipients of Awards to help defray taxes due as a result of the Awards.  The terms and conditions of supplemental cash awards are determined by the Committee.

Performance Awards

The Incentive Plan provides for performance awards entitling the recipient to receive Awards without payment upon achieving certain performance goals determined by the Committee.  At the discretion of the Committee, any of the above-described Awards may be contingent on attainment of performance goals which are based on certain pre-established criteria.  Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Committee.

Section 162(m) Limitations

If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code is granted to a recipient that such recipient is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a “Covered Employee,” then the Committee may provide that the Award be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company’s shareholders approve a change to such performance goals:  operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures such as increase in beds served and cost per prescription filled, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing.  The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year.  Awards subject to such conditions may not be adjusted upward; however, the Committee shall retain the discretion to adjust such Awards downward.  Prior to the payment of any Award subject to these Section 162(m) Limitations, the Committee shall certify in writing that the applicable performance goal was satisfied.

The Committee shall have the discretion to impose such other restrictions on Awards as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code.  In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code, the Committee may make such grants without satisfying the Section 162(m) Limitations.

Termination of Awards

Except as otherwise determined by the Committee, upon termination of a recipient’s employment or other relationship with NeighborCare, (i) stock options and SARs remain exercisable for a period of three months (other than termination by reason of death or permanent disability or retirement, in which case such stock options and SARs shall automatically become exercisable in full and shall remain exercisable, in the case of termination by death or permanent disability, for a period of three months and, in the case of termination by retirement, for a period of three years), but no longer than the term of the stock option or SAR, to the extent that they were exercisable at the time of termination; (ii) all restricted stock shall be transferred to NeighborCare for purchase for the amount of cash paid for such stock, or forfeited to NeighborCare if no cash were paid (other than termination by reason of death or permanent disability or retirement, in which case all restricted stock and restricted stock units shall automatically become free of all restrictions and conditions); (iii) cash-based awards, other than supplemental cash awards, shall be forfeited and the Awards canceled as of the date of such termination (other than termination by reason of death or permanent disability or retirement, in which case all cash-based awards, other than supplemental cash awards, shall be paid on a pro rata basis, with the pro ration determined as a function of the length of time within the performance period that has elapsed prior to termination and the attainment of the targeted performance measures); (iv) if by reason of death or disability or retirement, any payment or benefit under deferred stock awards, performance awards and supplemental cash awards shall be made by NeighborCare; and (iv) if by reason other than death or disability or retirement, any payment or benefit under restricted stock units, deferred stock awards, performance awards and supplemental cash awards to which the recipient was not irrevocably entitled at the time of termination shall be forfeited and such Awards cancelled as of the date of such termination.

Change in Control

The Incentive Plan generally provides that, unless the Committee determines otherwise at the time of grant with respect to a particular Award, in the event of a participant’s qualified status change (as defined below) within twelve months of a change in control (as defined below), (1) any options and SARs shall automatically become exercisable in full upon the occurrence of such qualified status change, (2) any restricted stock shall automatically become free of all restrictions and conditions upon the occurrence of such qualified status change, (3) the performance measures relating to any cash-based awards, other than supplemental cash awards, shall be deemed to have been fully satisfied as of the date of the Qualified Status Change and such cash-based awards shall be paid on a pro rata basis, with the pro ration determined as a function of the length of time within the performance period that has elapsed prior to the Qualified Status Change, based on the attainment of all targeted performance measures, and (4) any conditions on restricted stock units, deferred stock awards performance awards and supplemental cash awards which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such qualified status change.

A qualified status change means the occurrence of any of the following: (i) a termination of the participant’s employment with or service to NeighborCare other than by reason of death, permanent disability, resignation (other than pursuant to the constructive or good reason termination provisions of any agreement with the Company) or retirement or termination for cause, (ii) a reduction by NeighborCare in the participant’s base salary as in effect immediately prior to the change in control; (iii) the assignment to the participant of any duties that constitute a material reduction in the participant’s status with NeighborCare or a substantial reduction in the nature or status of the participant’s responsibilities from those in effect immediately prior to the change in control, or a reduction in the participant’s titles or offices as in effect immediately prior to the change in control, or any removal of the participant from, or any failure to reelect the participant to, any of such positions, except in connection with a termination of the participant’s employment with or service to NeighborCare by reason of the participant’s death, permanent disability, resignation (other than pursuant to the constructive or good reason termination provisions of any agreement with NeighborCare), retirement or termination for cause; and (iv) any relocation of the participant’s principal place of employment to a location more than forty-five (45) miles beyond the location at which the participant was employed immediately prior to the change in control.

A change in control means: (i) the occurrence of an event that would, if known to NeighborCare’s management, be required to be reported by NeighborCare as a change in control under Form 8-K pursuant to the Exchange Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the Exchange Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the Exchange Act) of forty percent (40%) or more of the combined voting securities ordinarily having the right to vote for the election of directors of NeighborCare; or (iii) a change in the constituency of the Board of Directors with the result that individuals (the “Incumbent Directors”) who are members of the Board on the effective date of the Incentive Plan cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual who is elected to the Board after the effective date of the Incentive Plan and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors; or (iv) the sale, exchange, liquidation or other disposition of all or a significant portion of NeighborCare’s business or assets, or the execution by NeighborCare of a binding agreement providing for such a transaction; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such change in control, that no change in control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving NeighborCare, in each case, with respect to which NeighborCare’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than fifty percent (50%) of the combined voting securities ordinarily having the right to vote for the election of directors of NeighborCare or other corporation resulting from such transaction; or (vi) the approval by NeighborCare’s shareholders of a complete liquidation or dissolution of NeighborCare; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a change in control.

Additional Cancellation Provisions

In any instance where the rights of a recipient with respect to an Award extend beyond termination other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the recipient, at any time prior or subsequent to such termination, breaches or violates, in a material way, the terms of any agreement with the NeighborCare, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement.

Reduction of Payments

Unless otherwise agreed upon in writing by NeighborCare and the recipient, if any payment under the Incentive Plan constitutes a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (the “Excise Tax”), then such payment will be reduced, if on an after-tax basis (including the Excise Tax), such reduction would result in the recipient receiving a greater amount of the payment.

Summary of Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the Incentive Plan, based on current United States federal income tax laws.  This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Non-ISOs.  No taxable income is realized by a participant upon the grant of a non-ISO.  Upon the exercise of a non-ISO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock exercised over the aggregate non-ISO exercise price, even though that Common Stock may be subject to a restriction on transferability or may be subsequently forfeited, in limited circumstances.  Income and payroll taxes are required to be withheld by NeighborCare on the amount of ordinary income resulting to the participant from the exercise of a non-ISO.  The spread is generally deductible by NeighborCare for federal income tax purposes, subject to the possible limitations on deductibility of compensation paid to some executives under Section 162(m) of the Internal Revenue Code.  The participant’s tax basis in shares of Common Stock acquired by exercise of a non-ISO will be equal to the exercise price plus the amount taxable as ordinary income to the participant.

Upon a sale of the shares of Common Stock received by the participant upon exercise of the non-ISO, any gain or loss will generally be treated for federal income tax purposes as long-term or short-term capital gain or loss, depending upon the holding period of that stock.  The participant’s holding period for shares acquired after the exercise of a non-ISO begins on the date of exercise of that option.

If the participant pays the exercise price in full or in part by using shares of previously acquired Common Stock, the exercise will not affect the tax treatment described above and no gain or loss generally will be recognized to the participant with respect to the previously acquired shares.  The shares received upon exercise which are equal in number to the previously acquired shares used will have the same tax basis as the previously acquired shares surrendered to us, and will have a holding period for determining capital gain or loss that includes the holding period of the shares used.  The value of the remaining shares received by the participant will be taxable to the participant as compensation, even though those shares may be subject to sale restrictions.  The remaining shares will have a tax basis equal to the fair market value recognized by the participant as ordinary compensation income and the holding period will commence on the exercise date.  Shares used to pay applicable income and payroll taxes arising from that exercise will generate taxable income or loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares.  The income or loss will be treated as long-term or short-term capital gain or loss depending on the holding period of the shares used.  Where the shares used to pay applicable income and payroll taxes arising from that exercise generate a loss equal to the difference between the tax basis of those shares and the amount of income and payroll taxes satisfied with those shares, that loss may not be currently recognizable if, within a period beginning 30 days before the exercise date and ending 30 days after that date, the participant acquires or enters into a contract or option to acquire additional Common Stock.

ISOs.  No taxable income is realized by a participant upon the grant or exercise of an ISO.  If shares of Common Stock are issued to a participant after the exercise of an ISO and if no disqualifying disposition of those shares is made by that participant within two years after the date of grant or within one year after the receipt of those shares by that participant, then:

•              upon the sale of those shares, any amount realized in excess of the option exercise price will be taxed to that participant as a long-term capital gain, and

•              we will be allowed no deduction.

Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.

If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, that disposition would be a “disqualifying disposition,” and generally:

•              the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise, or, if less, the amount realized on the disposition of the shares, over the ISO exercise price, and

•              we will be entitled to deduct that amount.

Any other gain realized by the participant on that disposition will be taxed as short-term or long-term capital gain, and will not result in any deduction to us.  If a participant pays the exercise price in full or in part with previously acquired shares of Common Stock, the exchange will not affect the tax treatment of the exercise.  Upon the exchange, no gain or loss generally will be recognized upon the delivery of the previously acquired shares to us, and the shares issued in replacement of the shares used to pay the exercise price will have the same basis and holding period for capital gain purposes as the previously acquired shares.  A participant, however, would not be able to utilize the holding period for the previously acquired shares for purposes of satisfying the ISO statutory holding period requirements.  Additional shares of Common Stock will have a basis of zero and a holding period that commences on the date the Common Stock is issued to the participant upon exercise of the ISO.  If this exercise is effected using shares of Common Stock previously acquired through the exercise of an ISO, the exchange of the previously acquired shares may be a disqualifying disposition of that Common Stock if the holding periods discussed above have not been met.

If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as a non-ISO.  Subject to some exceptions for permanent disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following a termination of employment.

Stock Appreciation Rights.  Upon the exercise of an SAR, the participant will recognize ordinary compensation income, in an amount equal to the cash received plus the fair market value of the Common Stock received from the exercise.  The participant’s tax basis in the shares of Common Stock received in the exercise of the SAR will be equal to the ordinary compensation income recognized with respect to the Common Stock.  The participant’s holding period for shares acquired after the exercise of an SAR begins on the exercise date.  Income and payroll taxes are required to be withheld on the amount of compensation attributable to the exercise of the SAR, whether the income is paid in cash or shares.  Upon the exercise of an SAR, NeighborCare will generally be entitled to a deduction in the amount of the ordinary compensation income recognized by the participant.

Unrestricted and Restricted Stock.  Upon the grant of an unrestricted stock award, the participant realizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded.  A recipient of a restricted stock award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code).  The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares.  A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Internal Revenue Code to have the ordinary income associated with all of the restricted shares realized and measured on the date of grant.  A recipient who makes such an election and later forfeits restricted shares may not claim a loss for tax purposes.  NeighborCare will generally be entitled to a deduction at the time and in the amount of the ordinary compensation income recognized by the participant.

Restricted Stock Units.  A recipient of a restricted stock unit award realizes ordinary income only as of and when the shares vest or are no longer subject to a substantial risk of forfeiture (as defined in the Internal Revenue Code).  The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares.  NeighborCare will generally be entitled to a deduction at the time and in the amount of the ordinary compensation income recognized by the participant.

Cash-Based Awards and Performance Awards.  The recipient of a cash-based award realizes ordinary income equal to the amount received, and NeighborCare will generally be entitled to a corresponding deduction.  The tax consequences of a performance award depend upon the nature of the underlying award earned if and when the performance goals are achieved.

Certain Limitations on Deductibility of Executive Compensation.  As discussed above, the Section 162(m) Limitations apply to Awards granted under the Incentive Plan, unless certain conditions are satisfied.  Compensation under the Incentive Plan is intended to satisfy those conditions and constitute “qualified performance-based compensation.”

Amendment and Termination

The Incentive Plan may be amended or terminated by the Committee at any time, without the approval of shareholders or participants, provided that no amendment that would require shareholder approval under the NASD listing standards, applicable law or the Internal Revenue Code, including but not limited to Section 162(m), may become effective without shareholder approval.  Unless terminated earlier by the Committee, no new Awards may be granted under the Incentive Plan after June 15, 2014.

New Plan Benefits

The Board of Directors approved the Incentive Plan on April 13, 2004, subject to shareholder approval.  Therefore, no awards were granted under the Incentive Plan in fiscal 2003.  The following table sets forth the number of shares issuable upon the exercise of options and stock awards that we anticipate will be granted under the Incentive Plan during fiscal 2004.

Name and Position	Dollar Value ($) (1)	Number of Units
John J. Arlotta (2)	4,000,000	194,046
Robert H. Fish (3)	95,000	4,176
George V. Hager, Jr.	0	0
Robert A. Smith (4)	597,188	26,250
Richard Pell, Jr.	0	0
Richard Howard	0	0
Executive Group (5)	4,577,500	220,296
Non-Executive Director Group (3)	570,000	25,055
Non-Executive Officer Employee Group (6)	3,440,255	151,220

(1)           Awards represent the actual or forecasted amounts to be awarded in stock awards in fiscal 2004.  We have adopted an annual performance-based cash incentive program pursuant to which we may provide additional awards to executive and non-executive officers and managers under the Incentive Plan.  Amounts under the annual cash incentive program are not determinable at this time.  Awards under the Incentive Plan for future years are not determinable and are therefore not included.

(2)           Represents award of restricted stock to be granted pursuant to the terms of Mr. Arlotta’s employment agreement.  Number of Units based on the average closing price of our Common Stock for the thirty trading days immediately following the spin-off.  See “Executive Compensation and Certain Transactions — Employment Agreements.”

(3)           Represents restricted stock to be awarded to each director annually in consideration for continued service.  Shares will vest 100% upon the date of grant.  While serving on the Board of Directors, a director may not sell such restricted stock at any time when the value of the restricted stock held by such director following such sales would be less than $285,000.  Number of units based on a Common Stock price of $22.75.  See “Corporate Governance — Director’s Compensation.”

(4)           Represents restricted stock to be awarded upon the six-month anniversary of the consummation of the spin-off pursuant to the terms of a letter agreement with Mr. Smith.  The shares will vest in equal annual installments beginning June 1, 2005.  Number of units based on a Common Stock price of $22.75.  See “Executive Compensation and Certain Transactions — Employment Agreements.”

(5)           Messrs. Sunderland, Gaither, and Kordash received grants of stock options or restricted stock pursuant to employment agreements and therefore will not receive stock awards for fiscal 2004 performance under the Incentive Plan.  It is anticipated that Messrs. Sunderland, Gaither and Kordash and Messrs. Arlotta and Smith will be eligible for additional annual grants under the Incentive Plan in future years; however, the value of such awards is not determinable at this time.  See “Executive Compensation and Certain Transactions — Employment Agreements.”

(6)           Represents restricted stock to be awarded to approximately 100 key management employees, assuming the achievement of baseline performance levels.  Excludes shares of our Common Stock purchased by employees or provided under the matching portion of our management stock purchase program, in which participants may elect to purchase restricted stock units up the value of annual bonus compensation, because such amounts are not determinable at this time.  Number of units based on a Common Stock price of $22.75.  Shares will vest 25% upon the date of grant and 25% per year thereafter or earlier upon a status change following a change in control.  Such awards will be based on performance and awarded for no additional consideration.  Additionally includes 4,500 shares of restricted stock to be awarded pursuant to an employment agreement which will vest in equal installments beginning June 1, 2005.

See “— Description of the 2004 Performance Incentive Plan.”

The closing price of our Common Stock on April 13, 2004 was $22.75 per share, as reported on the Nasdaq National Market System.

Equity Compensation Plans

The following table details information regarding our existing equity compensation plans as of September 30, 2003:

	A	B	C
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	740,000	$19.70	2,740,000

The above table represents securities to be issued upon exercise of outstanding options under our 2001 Stock Option Plan, which was approved by the Bankruptcy Court.  We have not included in the above table the shares granted pursuant to our 2001 Stock Incentive Plan, which was approved by the Bankruptcy Court.

Required Vote/Quorum

See “Voting Procedures.”

Recommendation of the NeighborCare Board of Directors

The Board of Directors recommends that you vote “FOR” the approval of our 2004 Performance Incentive Plan.

PROPOSAL 3

RATIFICATION OF ACCOUNTANTS

The Audit and Compliance Committee has appointed KPMG LLP as NeighborCare’s independent accountants to audit its consolidated financial statements for the fiscal year ending September 30, 2004.  Although action by the shareholders on this matter is not required, the Audit and Compliance Committee believes it is appropriate to seek shareholder ratification of the appointment of independent accountants to provide a forum for shareholders to express their views with regard to the Audit and Compliance Committee’s appointment.  If the shareholders do not ratify the appointment of KPMG LLP, the selection of independent accountants may be reconsidered by the Audit and Compliance Committee.  We have been advised that representatives of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so.  It is expected that the representatives will be available to respond to appropriate questions.

Required Vote/Quorum

See “Voting Procedures.”

Recommendation of the NeighborCare Board of Directors

The Board of Directors recommends that you vote “FOR” the appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004.

Independent Public Accountants

During fiscal years 2003 and 2002, NeighborCare retained KPMG LLP to provide services in the following categories and amounts:

	2003	2002
Audit fees	$2,249,000	$1,363,000
Audit related fees	78,000	40,000
Tax fees	—	569,000
All other fees	244,000	581,000
Total	$2,571,000	$2,553,000

Audit Fees

Audit fees are those fees for professional services rendered in connection with the audit of the Company’s consolidated financial statements for the year ended September 30, 2003 and 2002 and the review of the Company’s quarterly consolidated financial statements on Form 10-Q’s that are customary under auditing standards generally accepted in the United States.  Audit fees also include the separate audits of certain eldercare centers as required under debt agreements.  Fiscal 2003 audit fees include Genesis HealthCare Corporation’s Form 10 filing and combined financial statement of Genesis HealthCare Corporation in connection with of the spin-off.

Audit-Related Fees

Audit-related fees consisted primarily of services rendered in connection with employee benefit plan audits.

Tax Fees

Tax fees are for 2002 and related primarily to assistance and preparation of tax returns.

All Other Fees

All other fees for fiscal 2003 consist primarily of services rendered in connection with Sarbanes Oxley Section 404.  Aggregate fees billed for all other services amounted to $581,000 for fiscal 2002.  This amount primarily related to post-bankruptcy assistance to the Company.  KPMG LLP did not perform any financial information system design and implementation services during the fiscal year ended September 30, 2003.

Pre-approval Policies

Consistent with the Audit and Compliance Committee’s responsibility for engaging the Company’s independent auditors, beginning with 2003 all audit and permitted non-audit services require preapproval by the Audit and Compliance Committee.  The full Committee approves proposed services and fee estimates for these services.  The Committee Chairman has been designated by the Committee to approve any services arising during the year that were not preapproved by the Committee and services that were preapproved.  Services approved by the Chairman are communicated to the full Committee at its next regular quarterly meeting and the Committee reviews services and fees for the fiscal year at each such meeting.  During 2003 all services performed by the auditors were preapproved.

OTHER MATTERS

As of the date hereof, NeighborCare knows of no other business that will be presented for consideration at the Annual Meeting.  However, the enclosed proxy card confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that NeighborCare’s Board of Directors did not have notice of at least 45 days before the date on which NeighborCare first mailed its proxy materials for the 2004 Annual Meeting of shareholders; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is named in this proxy and such nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Exchange Act Rule 14a-8 or Exchange Act Rule 14a-9; and (v) matters incidental to the conduct of the meeting.  If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their best judgment.

SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTORS
FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

Pursuant to recent amendments to the proxy rules under the Exchange Act, NeighborCare’s shareholders are notified that the deadline for providing NeighborCare timely notice of any shareholder proposal to be submitted outside of the Exchange Act Rule 14a-8 process for consideration at NeighborCare’s 2005 Annual Meeting of Shareholders (the “2005 Meeting”) will be December 24, 2004.  As to all such matters which NeighborCare does not have notice on or prior to December 24, 2004, discretionary authority shall be granted to such person(s) designated in NeighborCare’s proxy related to the 2005 Meeting to vote on such proposals.  In addition, the Exchange Act Rule 14a-8 requirements applicable to inclusion of shareholder proposals in NeighborCare’s proxy materials related to the 2005 Meeting require that a shareholder proposal regarding the 2005 Meeting must be submitted to NeighborCare, Attention: Corporate Secretary, at its office located at 601 East Pratt Street, 3rd Floor, Baltimore, Maryland 21202 by December 24, 2004 to receive consideration for inclusion in NeighborCare’s proxy materials for the 2005 Meeting.  Any such proposal must comply with the proxy rules under the Exchange Act, including Exchange Act Rule 14a-8.

Pursuant to NeighborCare’s Amended and Restated By-Laws, a shareholder may nominate a director at an annual meeting of shareholders by submitting to the Secretary of NeighborCare at the above address notice in writing before the latest date that shareholder proposals must be submitted to NeighborCare for inclusion in the proxy statement relating to such meeting pursuant to Exchange Act Rule 14a-8 or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting.  Such written notice must contain the information required by and conform with the requirements of NeighborCare’s Amended and Restated By-Laws.  Therefore, in order for any such nomination notice to be timely for the 2005 Meeting, it must be received by the Secretary of NeighborCare not later than December 24, 2004.  Notice of a Shareholder nominee for a special meeting must be submitted on or before the tenth day following the date on which notice of such meeting is first given to shareholders.

A copy of the relevant Amended and Restated By-Law provision regarding the requirements for making shareholder proposals and nominating director candidates may be obtained from the Secretary of NeighborCare at the above address.

THIS PROXY STATEMENT IS ACCOMPANIED BY NEIGHBORCARE’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2003.  EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF ANY OR ALL OF THE DOCUMENTS INCORPORATED BY

REFERENCE IN NEIGHBORCARE’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2003 (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE TO THE INFORMATION THAT IS INCORPORATED), WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO:

NEIGHBORCARE, INC.
601 East Pratt Street
3rd Floor
Baltimore, Maryland  21202
Attention: Investor Relations
Telephone: (410) 528-7555

By Order of the Board of Directors

John J. Arlotta
Chairman, President and Chief Executive Officer

April 26, 2004

APPENDIX A

NEIGHBORCARE, INC.

AUDIT AND COMPLIANCE COMMITTEE CHARTER

I.              Purpose

The Audit and Compliance Committee (the “Committee”) of the Board of Directors (the “Board”) of NeighborCare, Inc. (the “Company”) is appointed by the Board to assist the Board in fulfilling its responsibilities relating to: (i) the oversight of the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (ii) the preparation of an annual report of the Audit and Compliance Committee for inclusion in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the Securities and Exchange Commission (the “SEC”)  in accordance with applicable rules and regulations; and (iii) the adoption of written procedures for the confidential receipt, retention and consideration of any report of material violation under 17 C.F.R. Part 205.3, in accordance with the Committee’s role as “qualified legal compliance committee” (as defined in 17 C.F.R. Part 205.2) of the Company.

II.            Composition

The Committee shall be comprised of no fewer than three members, each of whom must (i) qualify as an “Independent Director” as defined under the listing standards of the Nasdaq Stock Market, Inc. (“NASDAQ”) (such listing standards are referred to herein as the “NASDAQ Marketplace Rules”);  (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (subject to the exemptions provided in Exchange Act Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  At least one member of the Committee must qualify as a “financial expert” under the rules and regulations of the SEC.  Additionally, the Company must certify that it has, and will continue to have, at least one member of the Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall appoint the members of the Committee upon the recommendation of the Nominating and Corporate Governance Committee.  Upon the recommendation of the Nominating and Corporate Governance Committee, the Board shall appoint one member of the Committee to serve as Chairperson.  If the Board fails to appoint a Chairperson, the members of the Committee shall elect a Chairperson by majority vote.  The Chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over meetings and reporting to the Board.

Subject to earlier removal by the Board or resignation, each member shall serve until his or her successor is duly elected and qualified.  A Committee member may be removed, with or without cause, by a majority vote of the Board.  The Board shall have the authority to fill vacancies or add additional members to the Committee.

A member of the Committee shall promptly notify the Committee and the Board if he or she is no longer qualifies as an Independent Director or no longer meets the criteria for independence set forth in Exchange Act Rule 10A-3(b)(1), and such member shall be removed from the Committee unless otherwise determined by the Board.

The Committee may form and delegate authority, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, to subcommittees of this Committee when appropriate.

III.           Structure and Meetings

The Committee shall hold at least one meeting each fiscal quarter, or more frequently as the Chairperson determines is warranted under the circumstances in order for the Committee to fulfill its mandate.  The Chairman of the Board or any member of the Committee may call meetings of the Committee.  All meetings of the Committee may be held telephonically.

The Chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting.  If the Chairperson is not present at a meeting, the remaining members of the Committee may designate an acting Chairperson for purposes of such meeting.  A majority of the members of the Committee then in office shall constitute a quorum for the transaction of Committee business.  All matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members participating (whether in person or telephonically) in a duly called meeting of the Committee or by the written consent of all of the members.

The Company shall make available to the Committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the Committee, such as members of management including, but not limited to, the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests.

Following each of its meetings, the Committee shall deliver a report, which may be oral, on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company.  The Chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

The Committee is authorized to adopt its own rules or procedure not inconsistent with (i) any provision hereof; (ii) any provision of the Articles of Incorporation or By-Laws of the Company; and (iii) the laws of the Commonwealth of Pennsylvania.

IV.           Duties and Responsibilities

The Committee shall have the following authority, duties and responsibilities:

Accounting and Financial Reporting Processes; Financial Statements

1.             Be directly and solely responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, which such registered public accounting firm must report directly to the Committee.

2.             Discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

3.             Receive appropriate funding from the Company, as determined by the Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.             Ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

5.             At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

6.             Discuss the Company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, relating to the conduct of the audit.

7.             Discuss policies with respect to risk assessment, risk management and insurance, including the Company’s major financial risk exposure and steps taken by management to monitor and mitigate such exposure.

8.             Meet separately, periodically, with management, any internal auditors (or any other personnel responsible for the internal audit function), independent auditors, compliance officer, general counsel, outside counsel and anyone else as desired by the Committee.

9.             Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditors and independent auditors.

10.           Review with the independent auditor any audit problems or difficulties and management’s response, including discussion of the responsibilities, budget and staffing of the Company’s internal control function.

11.           Review with management and the independent auditor the adequacy of the Company’s internal controls and any related significant findings and recommendations of the independent auditors and internal auditors, together with management’s responses thereto.

12.           Review with management and the independent auditors the effect of any regulatory and accounting initiatives and off-balance sheet structures, if any.

13.           Review with the independent auditor: (i) all critical accounting policies and practices used by the Company; and (ii) all alternative treatments of financial information with GAAP that have been discussed with management of the Company, the ramifications of each alternative and the treatment preferred by the Company.

14.           Review all material written communications between independent auditors and management, such as any management letter or schedule of adjusted differences.

15.           Establish clear hiring policies for employees or former employees of the independent auditors.

16.           Comply with all preapproval requirements of Section 10A(i) of the Exchange Act and all SEC rules and regulations relating to the administration by the Committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 C.F.R. Part 210.2-01(c)(7).

17.           Establish and review periodically procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters and review any complaints and/or submissions, including the current status and resolution if one has been reached.

18.           Review periodically the Company’s Code of Ethics and Code of Conduct to ensure that each is adequate and up-to-date and discuss with management and the general counsel the results of such review.

Committee Report

19.           Prepare an annual report of the Audit and Compliance Committee for inclusion in the Company’s annual proxy statement, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-K with the SEC in accordance with Item 306 of Regulation S-K and applicable rules and regulations.

Qualified Legal Compliance

20.           Act as “qualified legal compliance committee” as defined in 17 C.F.R. Part 205.2 and in accordance with 17 C.F.R. Part 205.3 as follows:

(a)           Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation; and

(b)           Inform the Company’s general counsel and chief executive officer of any report of evidence of a material violation, except in the limited circumstances described therein.

21.           Determine whether an investigation is necessary regarding any report of evidence of a material violation by the Company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, (i) notify the Board; (ii) initiate an investigation, which may be conducted either by the general counsel or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary.

22.           At the conclusion of any such investigation, (i) recommend, by majority vote of the Committee, that the Company implement an appropriate response to evidence of a material violation; and (ii) inform the general counsel and the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

23.           Acting by majority vote of the Committee, take all other appropriate action, including the authority to notify the SEC in the event that the issuer fails in any material respect to implement an appropriate response that the qualified legal compliance committee has recommended the Company take.

24.           Approve the appointment of a Compliance Officer and obtain an annual report of such Compliance Officer relating to compliance matters, including with respect to the Company’s Code of Conduct and Code of Ethics, as required by the NASDAQ Marketplace Rules and rules and regulations of the SEC, respectively.

25.           Review and approve all related party transactions to be entered into by the Company, unless such transactions have been approved by another committee of Independent Directors.

Evaluation and Other

26.           Review and evaluate the performance of the Committee and its members annually, including a review of the compliance of the Committee with this Charter and an assessment of the adequacy of this Charter and recommendation to the Board of any improvements the Committee considers necessary or valuable.

27.           Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board.

V.            Additional Authority

While the fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor, the Committee will review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principle (“GAAP”) methods on the financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (iv) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

The Committee is authorized to perform other duties or adopt other policies or procedures, consistent with the scope of this Charter, as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.  In performing its duties and responsibilities, the Committee shall have the authority to obtain the advice, counsel or assistance from internal or external legal, accounting or other persons, at the Company’s expense and shall have sole authority to approve the any such person’s fees and other retention terms.

VI.           Limitations

The Committee is responsible for the duties and responsibilities set forth in this Charter, but its role is oversight and therefore it is not responsible for either the preparation or auditing of the Company’s financial statements.  The members of the Committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing.  Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the Committee as described in this Charter.  The review of the financial statements by the Committee is not of the same character or quality as the audit performed by the independent auditors.  The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud.  In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

APPENDIX B

NEIGHBORCARE, INC.

2004 PERFORMANCE INCENTIVE PLAN

1.             Purposes

The purposes of the NeighborCare, Inc. 2004 Performance Incentive Plan (the “Plan”) are to (i) promote the long-term retention of employees of NeighborCare, Inc. (“NeighborCare”), and its current and future subsidiaries (collectively, the “Company”), directors of NeighborCare and other persons who are in a position to make significant contributions to the success of the Company; (ii) further reward these employees, directors and other persons for their contributions to the Company’s growth and expansion; (iii) provide additional incentive to these employees, directors and other persons to continue to make similar contributions in the future; and (iv) to further align the interests of these employees, directors and other persons with those of NeighborCare’s shareholders.  These purposes will be achieved by granting to such employees and other persons, in accordance with the provisions of this Plan, Options, Stock Appreciation Rights, Restricted Stock or Unrestricted Stock, Deferred Stock,  Restricted Stock Units or Performance Awards, for shares of NeighborCare’s common stock, $0.02 par value per share (“Common Stock”), or Cash-Based Awards, including Supplemental Grants, or combinations thereof (collectively, “Awards”).

2.             Aggregate Number of Awards

2.1.1        Shares Subject to the Plan and Maximum Awards.  The aggregate number of shares of Common Stock for which Awards may be granted under the Plan will be 5,000,000 shares, with an individual limit of 500,000 shares per fiscal year for each Participant (as defined in Section 3.1) (excluding grants under any initial employment agreement as an inducement material to the individual’s entering into employment with the Company).  Such maximum numbers of shares are subject to adjustment in accordance with Section 2.5.  Treasury shares, reacquired shares (including shares of Common Stock purchased in the open market) and unissued shares of Common Stock may be used for purposes of the Plan, at NeighborCare’s sole discretion.  No fractional shares of Common Stock will be delivered under the Plan.  The maximum aggregate amount that may be awarded in the form of a Cash-Based Award, including a Supplemental Grant, in any one fiscal year to a Participant who is a “covered employee” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), shall not exceed $2,000,000 determined as of the date of vesting or payout, as applicable.  The maximum aggregate amount that may be awarded in the form of a Cash-Based Award, including a Supplemental Grant, in any one fiscal year to a Participant who is not a “covered employee” shall be determined by the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of NeighborCare.

2.2.          Forfeited Awards.  Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan and shall not count toward the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.3.          Shares Used to Pay Exercise Price and Taxes.  If a Participant pays the exercise price of an Option by surrendering previously owned shares of Common Stock, as may be permitted by the Committee, and/or arranges to have the appropriate number of shares of Common Stock otherwise issuable upon exercise withheld by the Company to cover the withholding tax liability associated with the Option exercise, the surrendered shares of Common Stock and shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.  If a Participant, as permitted by the Committee, arranges to have an appropriate number of shares of a Stock Award withheld by the Company to cover the withholding tax liability associated with such Stock Award, the shares of Common Stock used to pay taxes shall not count towards the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1.

2.4.          Other Items Not Included in Allocation.  The maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1 shall not be affected by (i) the payment in cash of dividends or dividend equivalents in connection with outstanding Awards; (ii) the granting or payment of stock-denominated Awards which by their terms may be settled only in cash; or (iii) Awards that are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who have become employees as a result of a merger, consolidation, or acquisition or other corporate transaction involving the Company.

2.5.          Adjustments.  In the event of any stock dividend, stock split, combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any other event affecting the Common Stock that the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments as it may deem appropriate, in its discretion, to: (i) the maximum number of shares of Common Stock that may be issued under the Plan as set forth in Section 2.1; (ii) the maximum number of shares of Common Stock that may be granted to any single individual pursuant to Section 2.1; (iii) the number or kind of shares subject to an Award; (iv) subject to the limitation contained in Section 5.1(b)(4), the Exercise Price applicable to an Award; (v) any measure of performance that relates to an Award in order to reflect such change in the Common Stock; and/or (vi) any other affected terms of any equity-based Award.  The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

3.             Participation

3.1.          Eligible Persons.  All current and future employees of the Company, including officers (“Employees”), all directors of NeighborCare (including directors who are Employees and directors who are not Employees) and all other persons who are not Employees or directors who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company, shall be eligible to receive Awards under the Plan (each, a “Participant”).  No eligible Employee, director or other person shall have any right to receive an Award except as expressly provided in the Plan.

3.2.          Considerations to Participation.  The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion.  In making such determinations, the Committee shall consider the positions and responsibilities of eligible Employees and other persons, their past performance and contributions to the Company’s growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

3.3.          Cancellation and Modification of Awards.  In the event of a change in a Participant’s duties and responsibilities, or a transfer of the Participant to a different position, the Committee may cancel or modify any Award granted to such Participant or adjust the number of shares of Common Stock subject thereto commensurate with the transfer or change in responsibility, as determined by the Committee, in its discretion, provided that no such action shall violate the provisions of Section 5.1(b)(4), and provided further that the Committee may not modify or cancel Awards exercisable at the time of such change in duties or responsibilities or transfer or to which the Participant was irrevocably entitled at the time of such change or transfer.

4.             Administration

4.1.          Power and Authority.  The Committee shall have full and exclusive power to administer and interpret the Plan, to grant Awards and to adopt such administrative rules, regulations, procedures and guidelines governing the Plan and the Awards as it may deem necessary in its discretion, from time to time.  The Committee’s authority shall include, but not be limited to, the authority to: (i) determine the type of Awards to be granted under the Plan; (ii) select Award recipients and determine the extent of their participation; (iii) determine the method or formula for establishing the fair market value of the Common Stock for various purposes under the Plan; and (iv) establish all other terms, conditions, restrictions and limitations applicable to Awards and the shares of Common Stock issued pursuant to Awards, including, but not limited to, those relating to a Participant’s Retirement (as defined in Section 6.1(e)), death, disability, leave of absence or termination of employment.  The Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards, waive any conditions or restrictions imposed with respect to Awards or the Common Stock issued pursuant to Awards and make any and all other interpretations and determinations which it deems necessary with respect to the administration of the Plan, subject to the limitations contained in Section 5.1(b)(4) with respect to all Participants and subject to the provisions of Section 162(m) of the Code with respect to “covered employees” as defined thereunder, except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of the Plan or an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder.  The Committee’s right to make any decision, interpretation or determination under the Plan shall be in its sole and absolute discretion.

4.2.          Administrators of the Plan.  The Plan shall be administered by the Committee.  The Committee may delegate all or any portion of its authority hereunder to one or more subcommittees consisting of at least one Committee member (and references in this Plan to the “Committee” shall thereafter be to the Committee or such subcommittees).  The Committee shall be comprised of no fewer than three members, each of whom must qualify as (i) an “Independent Director” within the meaning of Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market, Inc. or any future corresponding rule; (ii) a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any future corresponding rule; and (iii) an “outside director” within the meaning of the regulations promulgated under Section 162(m) of the Code, or any future corresponding rule, provided that the failure of the Committee or of the Board for any reason to be composed solely of non-employee directors or outside directors shall not prevent an Award from being considered granted under this Plan.

4.3.          Administration of the Plan.  The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion.  For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members of the Committee (or written consent of all of the members) on a particular matter shall constitute the act of the Committee on that matter.  The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan.  Such actions shall be final, binding and conclusive upon all parties concerned.

4.4.          Liability; Indemnification.  No member of the Committee shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee, or for any act or omission of any other member of the Committee.  The members of the Committee shall be entitled to indemnification and reimbursement to the fullest extent provided in NeighborCare’s articles of incorporation, bylaws and applicable law.  In the performance of its functions under the Plan, the Committee shall be entitled to rely upon information and advice furnished by NeighborCare’s officers, accountants, counsel and other parties the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon such advice.

4.5.          Costs; Liabilities.  All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company.  Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.             Types of Awards

5.1           Options.

(a)           An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price.  Both “incentive stock options,” as defined in Section 422 of the Code (any Option intended to qualify as an incentive stock option is hereinafter referred to as an “ISO”), and Options that are not incentive stock options (any such Option is hereinafter referred to as a “non-ISO”), may be granted under the Plan.  ISOs shall be awarded only to Employees.

(b)           The exercise price of an Option will be determined by the Committee subject to the following:

(1)           The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent shareholder) of the fair market value of the Common Stock subject to the ISO, determined as of the time the Option is granted.  A ten percent shareholder is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

(2)           The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted.

(3)           In no case may the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock be less than the par value per share of the Common Stock.

(4)           In no case may the Committee amend an outstanding Award, or cancel an outstanding Award and issue a new Award, for the sole purpose of reducing the exercise price thereunder.

(5)           Notwithstanding (1) and (2) above, an Option (whether an ISO or non-ISO) may be granted with an exercise price determined according to the provisions of Section 424(a) of the Code, if the grant of such Option is pursuant to a transaction described in Section 424(a) of the Code.

(c)           The period during which an Option may be exercised will be determined by the Committee, except that the period during which an Option may be exercised will not exceed ten years (five years, in the case of an ISO granted to a ten percent shareholder) from the day immediately preceding the date the Option was granted.

(d)           An Option will become exercisable at such time or times, and on such terms and conditions, as the Committee may determine.  The Committee may at any time accelerate the time at which all or any part of the Option may be exercised.  Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documents required by the Committee and (ii) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

(e)           Stock purchased on exercise of an Option must be paid for as follows:  (i) in cash or by check (acceptable to NeighborCare in accordance with guidelines established for this purpose), bank draft or money order payable to the order of NeighborCare or (ii) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Board at or after grant of the Option), (A) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Board expressly approves a shorter period) and which have a fair market value on the date of exercise at least equal to the exercise price, or (B) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to NeighborCare sufficient funds to pay the exercise price, or (C) by any combination of the permissible forms of payment.

(f)            In the event a Participant tenders shares of Common Stock to pay the exercise price of an Option and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld or sold to pay the applicable withholding taxes, in no case may the Committee grant “reload” or “restoration” options entitling the Participant to purchase shares of Common Stock equal to the sum of the number of such shares tendered to pay the exercise price and the number of shares used to pay the withholding taxes.

(g)           Any Employee who disposes of shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such shares to the Employee shall notify the Company of such disposition and of the amount realized upon such disposition.

5.2.          Stock Appreciation Rights.

(a)           A Stock Appreciation Right (“SAR”) is an Award entitling the recipient on its exercise to receive an amount, in cash or Common Stock or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Common Stock value.  In general, a SAR entitles the Participant to receive, with respect to each share of Common Stock as to which the SAR is exercised, the excess of the share’s fair market value on the date of exercise over its fair market value on the date the SAR was granted, except that if a SAR is granted retroactively in substitution for an Option, the fair market value established by the Committee may be the fair market value at the time such Option was granted.  Any such substitution of a SAR for an Option granted to a “covered employee” under Section 162(m) of the Code may only be made in compliance with the provisions thereof.

(b)           Notwithstanding the above, the Committee may provide at the time of grant that the amount the recipient is entitled to receive will be adjusted upward or downward under rules established by the Committee to take into account the performance of the Common Stock in comparison with the performance of other stocks or an index or indices of other stocks.  The Committee may also grant SARs that provide that following a Change in Control of the Company (as defined in Section 6.3(c)) the holder of such SAR will be entitled to receive, with respect to each share of Common Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Common Stock during a period preceding such Change in Control over the fair market value of a share of Common Stock on the date the SAR was granted.

(c)           SARs may be granted in tandem with, or independently of, Options granted under the Plan.  A SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted.  A SAR granted in tandem with an ISO may be granted only at the time the Option is granted.

(d)           When SARs are granted in tandem with Options, the following rules will apply:

(1)           The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

(2)           The SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR.

(3)           The Option will terminate and no longer be exercisable upon the exercise of the related SAR.

(4)           The SAR will be transferable only with the related Option.

(5)           A SAR granted in tandem with an ISO may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

(e)           A SAR not granted in tandem with an Option will become exercisable at such time or times, and on such terms and conditions, as the Committee may specify.  The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised.  Any exercise of an independent SAR must be in writing, signed by the proper person and delivered or mailed to NeighborCare, accompanied by any other documents required by the Committee.

5.3.          Stock Awards

(a)           Form of Awards.  The Committee may grant Awards (“Stock Awards”) which are payable in shares of Common Stock or denominated in units equivalent in value to shares of Common Stock or are otherwise based on or related to shares of Common Stock, including, but not limited to, Awards of Unrestricted Stock, Restricted Stock, Deferred Stock and Restricted Stock Units, subject to such terms, conditions, restrictions and limitations as the Committee may determine to be applicable to such Stock Awards, in its discretion, from time to time.  The Committee may consider the impact of the conditions, restrictions or limitations applicable to a Stock Award, as well as the possibility of forfeiture or cancellation, in determining the fair market value for purposes of determining the number of shares of

Common Stock allocable to a Stock Award.  Without limiting the generality of the foregoing, the Committee may issue Stock Awards to Participants in connection with management or employee stock purchase programs.

(b)           Unrestricted Stock.  Shares of Common Stock may be used as payment for compensation which otherwise would have been delivered in cash (including any compensation that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code), and unless otherwise determined by the Committee, no minimum vesting period will apply to such shares.  Any shares of Common Stock used for such payment will be valued at the fair market value of such shares at the time of payment and shall be subject to such terms, conditions, restrictions and limitations as shall be determined by the Committee at the time of payment.

(c)           Restricted Stock.  A Restricted Stock Award entitles the recipient to acquire, for a purchase price not less than the par value (unless such shares are Treasury Shares), shares of Common Stock subject to the restrictions described in Section 5.3(c)(3) (“Restricted Stock”).

(1)           A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to NeighborCare accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award.  Payment may be by certified or bank check or other instrument acceptable to the Committee.

(2)           A Participant who receives Restricted Stock shall have all the rights of a shareholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in 5.3(c)(3) and any other conditions imposed by the Committee at the time of grant.  Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

(3)           Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1) for any reason (other than by reason of death or permanent disability or Retirement), must be offered to NeighborCare for purchase for the amount of cash paid for such stock, or forfeited to the Company if no cash was paid.  These restrictions will lapse at such time or times, and on such terms and conditions, as the Committee may determine.  The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

(4)           Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to NeighborCare, within ten days of the filing of such election with the Internal Revenue Service, a copy of such election.

(5)           The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award will be Restricted Stock.

(6)           The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

(d)           Deferred Stock.  A Deferred Stock Award entitles the recipient to receive shares of Common Stock to be delivered in the future.  Delivery of the Common Stock will take place at such time or times, and on such terms and conditions, as the Committee may determine.  The Committee may at any time accelerate the time at which delivery of all or any part of the Common Stock will take place.  At the time any Award described in this Section 5 is granted, the Committee may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of Deferred Stock.  Awards of Deferred Stock represent only an unfunded, unsecured promise to deliver shares in the future and do not give Participants any greater rights than those of an unsecured general creditor of the Company.

(e)           Restricted Stock Units.  A Restricted Stock Unit is an Award denominated in shares of Restricted Stock, pursuant to a formula determined by the Committee, which may be settled either in shares of Restricted Stock or in cash, in the discretion of the Committee, subject to such other terms, conditions, restrictions and limitations determined by the Committee from time to time.

5.4           Cash-Based Awards.

(a)           A Cash-Based Award entitles the recipient to receive cash in such amounts and on such terms as may be determined by the Committee.  Each Cash-Based Award granted pursuant to this Section 5.4(a) shall be a Performance Award.

(b)           In connection with any Award under this Section 5, the Committee may grant a supplemental Cash-Based Award to the Participant (a “Supplemental Grant”) not to exceed an amount equal to (i) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (ii) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant’s income tax liabilities arising from all payments under this Section 5.  Any payments under this Section 5.4(b) shall be made at the time the Participant incurs Federal income tax liability with respect to the Award.

5.5.          Performance Awards.  A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 (such form to be determined by the Committee) following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine.  Performance goals may be related to personal performance, corporate performance, group or departmental performance or any such other category of performance as the Committee may determine.  The Committee shall have the authority to determine the performance goals, the period or period during which performance is to be measured and all other terms and conditions applicable to the Award.

5.6.          Section 162(m) Limitations.

(a)           If the Committee determines at the time an Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a “covered employee,” then the Committee may provide that this Section 5.6 is applicable to such Award under such terms as the Committee shall determine.

(b)           If an Award is subject to this Section 5.6, then any grant shall be subject to the achievement of specified levels of one or more of the following performance goals, unless and until the Company’s shareholders approve a change to such performance goals:  operating income, net earnings, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings before interest and taxes (EBIT), net income, earnings per share, total shareholder return, cash flow, return on assets, decrease in expenses, Common Stock price, price-earnings multiple, comparisons to market indices, sales growth, market share, the achievement of certain quantitatively and objectively determinable non-financial performance measures including, but not limited to, operational measures such as increase in beds served and cost per prescription filled, growth strategies, strategic initiatives, corporate development and leadership development, and any combination of the foregoing.  The performance goals shall be determined and approved by the Committee within the first 90 days of each fiscal year.  Awards subject to this Section 5.6 may not be adjusted upward.  The Committee shall retain the discretion to adjust such Awards downward.  Prior to the payment of any Award subject to this Section 5.6, the Committee shall certify in writing that the applicable performance goal was satisfied.

(c)           The Committee shall have the discretion to impose such other restrictions on Awards subject to this Section 5.6 as it may deem necessary or appropriate to ensure that such Awards qualify as performance-based compensation for purposes of Section 162(m) of the Code.  In the event that applicable tax/and or securities laws change to permit the Committee the discretion to alter the governing performance goals without obtaining shareholder approval, the Committee shall have the sole discretion to make such changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards, or modify existing Awards, that shall not qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee may make such grants and modifications without satisfying the requirements of Section 162(m).

6.             Events Affecting Outstanding Awards

6.1.          Termination of Service by Death or Permanent Disability or Retirement.  If a Participant who is an Employee or director ceases to be an Employee or director, or if there is a termination of the consulting, service or other relationship in respect of which a non-Employee Participant was granted an Award under the Plan (such termination of employment or other relationship referred to as a “Status Change”) in any case by reason of death or permanent disability (as determined by the Committee) or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)           All Options and SARs held by the Participant at the time of such Status Change shall automatically become exercisable in full and shall continue to be exercisable by the Participant or his or her heirs, executor, administrator or other legal representative for a period of 90 days after the Participant’s Status Change by reason of death or permanent disability and for a period of three years after the Participant’s Status Change by reason of Retirement.  After the expiration of such 90-day or three-year period, as applicable, all such Options and SARs shall terminate.  In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.1.

(b)           All Restricted Stock and Restricted Stock Units held by the Participant at the time of such Status Change shall automatically become free of all restrictions and conditions.

(c)           All Cash-Based Awards, other than Supplemental Grants, shall be paid on a pro rata basis, with the pro ration determined as a function of the length of time within the performance period that has elapsed prior to the time of such Status Change and the attainment of the targeted performance measures.

(d)           The Participant shall automatically be entitled to any payment or benefit under all Deferred Stock Awards, Performance Awards or Supplemental Grants held by the Participant at the time of such Status Change.

(e)           “Retirement” means termination of employment with or service to the Company by a Participant other than by reason of death or permanent disability or termination for Cause at a time when such Participant has attained age 55 or greater; provided that such Participant has performed a minimum of five Years of Service.  For purposes of the Plan, “Years of Service” means each period of twelve consecutive months beginning on the Participant’s first day of employment with or service to the Company and each anniversary thereof in which the Participant continues to be employed by or provide service to the Company.

6.2.          Termination of Service Other Than by Death or Permanent Disability or Retirement.  Subject to the provisions of Section 6.4, if a Participant suffers a Status Change other than by reason of death or permanent disability (as determined by the Committee) or Retirement, the following rules shall apply, unless otherwise determined by the Committee:

(a)           All Options and SARs held by the Participant at the time of such Status Change, to the extent then exercisable, shall continue to be exercisable by the Participant for a period of 90 days after the Participant’s Status Change.  After the expiration of such 90-day period, all such Options and SARs shall terminate.  In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6.2.  All Options and SARs held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

(b)           All Restricted Stock held by the Participant at the time of such Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with Section 5.3(c) above.

(c)           All Cash-Based Awards, other than Supplemental Grants, shall be forfeited and such Awards cancelled as of the time of such Status Change.

(d)           Any payment or benefit under a Restricted Stock Unit, Deferred Stock Award, Performance Award, or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

(e)           For all purposes of this Section 6.2 and Section 6.3, the employment with the Company of a Participant who is an Employee will not be deemed to have been terminated if the Participant is transferred from NeighborCare to a subsidiary of NeighborCare, or vice versa, or from one subsidiary of NeighborCare to another and a Status Change shall not be deemed to have occurred if, on the date that a Participant’s employment, directorship, consulting, service or other relationship with the Company terminates, such Participant has an employment, directorship, consulting, service or other relationship with the Company that, in the discretion of the Committee, would otherwise permit such Participant to receive an Award under this Plan.

(f)            A termination by the Company of a Participant’s employment, directorship, consulting, service or other relationship with the Company shall be for “Cause” if the Committee determines that the Participant: (i) was guilty of fraud, gross negligence or willful misconduct in the performance of his or her duties for the Company, (ii) willfully and continually failed to perform substantially the Participant’s duties with the Company (other than any such failure resulting from incapacity due to permanent disability) after delivery of written demand for substantial performance to the Participant by the Board, the Committee or the Chief Executive Officer that specifically identified the manner in which the Board, the Committee or the Chief Executive Officer believed the Participant did not substantially perform his or her duties, (iii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company’s codes of conduct or corporate policies, including policy statements regarding conflicts-of-interest, insider trading or confidentiality, (iv) committed a material act of dishonesty or breach of trust, (v) acted in a manner that was inimical or injurious, in a material respect, to the business or interests of the Company, or (vi) was convicted of, or plead guilty or nolo contendere to, a felony or any other crime involving moral turpitude which subjects, or if generally known, would subject, the Company to public ridicule or embarrassment.

6.3.          Change in Control

(a)           Notwithstanding the provisions of Section 6.3(b), in the event of a Qualified Status Change (as defined in Section 6.3(d)) within twelve months after a Change in Control (as defined in Section 6.3(c)), the following rules will apply, unless otherwise expressly provided by the Committee in accordance with Section 6.3(e):

(1)           Each outstanding Option and SAR shall automatically become exercisable in full upon the occurrence of such Qualified Status Change.  This provision shall not prevent an Option or SAR from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or SAR during such period.

(2)           Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions upon the occurrence of such Qualified Status Change.  This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

(3)           The performance measures relating to any Cash-Based Awards, other than Supplemental Grants, shall be deemed to have been fully satisfied upon the occurrence of such Qualified Status Change and such Cash-Based Awards shall be paid on a pro rata basis, with the pro ration determined as a function of the length of time within the performance period that has elapsed prior to the occurrence of the Qualified Status Change, based on the attainment of all targeted performance measures.

(4)           Conditions on Restricted Stock Units, Deferred Stock Awards, Performance Awards and Supplemental Grants which relate only to the passage of time and continued employment shall automatically terminate upon the occurrence of such Qualified Status Change.  This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period.  Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

(b)           The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change in Control: (i) require the purchase and sale of any Awards for an amount of cash equal to the amount which a Participant could have obtained upon the exercise or realization of such rights had such Awards been currently exercisable; (ii) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; and/or (iii) cause the Awards then outstanding to be assumed, or their rights substituted therefor, by the surviving or acquiring corporation in such Change in Control.  The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem in the best interests of the Company.

(c)           A “Change in Control” means: (i) the occurrence of an event that would, if known to NeighborCare’s management, be required to be reported by NeighborCare as a change in control under Form 8-K pursuant to the 1934 Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of forty percent (40%) or more of the combined voting securities ordinarily having the right to vote for the election of directors of NeighborCare; or (iii) a change in the constituency of the Board with the result that individuals (the “Incumbent Directors”) who are members of the Board on the Effective Date (as defined in Section 13) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as defined for purposes of the 1934 Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or (iv) the sale, exchange, liquidation or other disposition of all or a significant portion of NeighborCare’s business or assets, or the execution by NeighborCare of a binding agreement providing for such a transaction; unless in any such case, at least a majority of the Incumbent Directors determine, prior to the occurrence of such Change in Control, that no Change in Control has or will have occurred; or (v) the occurrence of a reorganization, merger, consolidation or other corporate transaction involving NeighborCare, in each case, with respect to which NeighborCare’s shareholders immediately prior to such transaction do not, immediately after such transaction, own more than fifty percent (50%) of the combined voting securities ordinarily having the right to vote for the election of directors of NeighborCare or other corporation resulting from such transaction; or (vi) the approval by NeighborCare’s shareholders of a complete liquidation or dissolution of NeighborCare; or (vii) any similar transaction, circumstance or event which the Committee determines to constitute a Change in Control.

(d)           A “Qualified Status Change” means the occurrence of any of the following: (i) a Status Change other than by reason of death or permanent disability, resignation (other than pursuant to the constructive or good reason termination provisions of any agreement with the Company), Retirement or termination for Cause, (ii) a reduction by the Company in the Participant’s base salary as in effect immediately prior to the Change in Control; (iii) the assignment to the Participant of any duties that constitute a material reduction in the Participant’s status with the Company or a substantial reduction in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or a reduction in the Participant’s titles or offices as in effect immediately prior to the Change in Control, or any removal of the Participant from, or any failure to reelect the Participant to, any of such positions, except in connection with a Status Change by reason of the Participant’s death, permanent disability, resignation (other than pursuant to the constructive or good reason termination provisions of any agreement with the Company), Retirement or termination for Cause; and (iv) any relocation of the Participant’s principal place of employment to a location more than forty-five (45) miles beyond the location at which the Participant was employed immediately prior to the Change in Control.

(e)           The provisions of Section 6.3(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

(f)            Any good faith determination by the Committee as to whether a Change in Control within the meaning of this Section 6.3 has occurred shall be conclusive and binding on the Participants.

6.4.          Special Forfeiture Provisions Following a Termination of Employment.  Notwithstanding the provisions of Section 6.2, in any instance where the rights of a Participant with respect to an Award extend beyond a Status Change other than by reason of death, all of such rights shall terminate and be forfeited, if, in the determination of the Committee, the Participant, at any time prior or subsequent to such Status Change breaches or violates, in a material way, the terms of any agreement with the Company, including any employment agreement, termination agreement, confidentiality agreement, non-solicitation agreement or non-competition agreement.

7.             Grant and Acceptance of Awards

7.1.          Evidence of Approval.  The Committee’s approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or in written consents signed by members of the Committee.  Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

7.2.          Award Agreements.  Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof.  The grant of an Award shall not impose any obligation on the Participant to accept the Award.

7.3.          Conditions.  Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a shareholder of NeighborCare until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes NeighborCare with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock.  Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a shareholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares.  The Committee may, upon such terms and conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant’s Award, had such Common Stock been outstanding.  Without limitation, the Board may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

7.4.          Payments and Deferrals.  Payment of Awards may be in the form of cash, shares of Common Stock, other Awards, or combinations thereof as the Committee shall determine, subject to such terms, conditions, restrictions and limitations as it may impose.  The Committee may postpone the exercise of Options or SARs, and may require or permit Participants to elect to defer the receipt or issuance of shares of Common Stock pursuant to Awards or the settlement of Awards in cash under such rules and procedures as it may establish, in its discretion, from time to time.  It also may provide for deferred settlements of Awards including the payment or crediting of earnings on deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in common share equivalents.  In addition, the Committee may stipulate in an Award Agreement, either at the time of grant or by subsequent amendment, that a payment or portion of a payment of an Award be delayed in the event that Section 162(m) of the Code (or any successor or similar provision of the Code) would disallow a tax deduction by the Company for all or a portion of such payment.  The period of any such delay in payment shall be until the payment, or portion thereof, is tax deductible, or such earlier date as the Committee shall determine in its discretion.

7.5.          Removal of Restrictions.  Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (i) until all conditions to the Award have been satisfied or removed, (ii) until, in the opinion of counsel to the Company, all applicable Federal and state laws and regulations have been complied with, (iii) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (iv) if it might cause the Company to issue or sell more shares of Common Stock that the Company is then legally entitled to issue or sell, and (v) until all other legal matters in connection with the issuance and delivery of such shares have been approved by counsel to the Company.  If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as counsel to the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer.  If an Award is exercised by the Participant’s legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.             Tax Withholding

The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the “withholding requirements”).  In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock.  If and to the extent that such withholding is required, the Committee may permit a Participant or such other person or entity to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement.  If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (ii) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

9.             Dividends and Dividend Equivalents

The Committee may provide that Stock Awards shall earn dividends or dividend equivalents.  Such dividends or dividend equivalents may be paid currently or may be credited to an account maintained on the books of the Company.  Any payment or crediting of dividends or dividend equivalents will be subject to such terms, conditions, restrictions and limitations as the Committee may establish, from time to time, including reinvestment in additional shares of Common Stock or common share equivalents.  Unless the Committee determines otherwise, any Employee subject to the reporting requirements of Section 16(a) of the 1934 Act may not participate in dividend reinvestment programs established under the Plan.  The Committee shall determine the Participant’s rights under the Plan with respect to extraordinary dividends or distributions on the shares of Common Stock.

10.           Voting

The Committee shall determine whether a Participant shall have the right to direct the vote of shares of Common Stock allocated to a Stock Award.  If the Committee determines that an Award shall carry voting rights, the shares allocated to such Award shall be voted by the Company’s Secretary, or such other person as the Committee may designate in accordance with instructions received from the Participant (unless to do so would constitute a violation of fiduciary duties).  Shares as to which no instructions are received shall be voted by the Committee or its designee proportionately in accordance with instructions received from Participants in the Plan (unless to do so would constitute a violation of fiduciary duties).

11.           Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds.  The Plan shall not create any fiduciary relationship between the Company on behalf of any Participant or other person.  To the extent any Participant holds any rights by virtue of an Award granted under the Plan, such rights shall constitute general unsecured liabilities of the Company and shall not confer upon any Participant any right, title, or interest in any assets of the Company.

12.           Rights as Shareholder

Unless the Committee determines otherwise, a Participant shall not have any rights as a shareholder with respect to shares of Common Stock covered by an Award until the date the Participant becomes the holder of record with respect to such shares in accordance with Section 7.3.  No adjustment will be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 9.

13.           Shareholder Approval, Effective Date and Term of Plan

The Plan was adopted by the Board on April 13, 2004, subject to the approval of NeighborCare’s shareholders.  The Plan was approved by NeighborCare’s shareholders at NeighborCare’s 2004 annual meeting of shareholders on June 15, 2004.  The effective date of this Plan (the “Effective Date”) is June 15, 2004,  the date on which the Plan was approved by the affirmative vote of the holders of a majority of the outstanding shares of NeighborCare’s Common Stock.  No Award shall be granted more than ten years after the Effective Date.

14.           Effect, Amendment, Suspension and Termination

Unless otherwise determined by the Committee, Awards received by Participants under the Plan shall not be deemed a part of a Participant’s regular, recurring compensation for purposes of calculating payments or benefits under any Company benefit plan or severance program.  No Employee, director or other person shall have any claim or right to be granted an Award under the Plan.  There shall be no obligation of uniformity of treatment of Employees, directors or other persons under the Plan and the terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).  Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company’s right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities.  The Committee reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the

Plan, effective as of the date specified by the Committee when it takes such action, which date may be before or after the date the Committee takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Committee; and further provided that the approval of NeighborCare’s shareholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISOs (unless the Board determines that ISOs shall no longer be granted under the Plan), any bylaw, rule or regulation of the market system or stock exchange on which NeighborCare’s Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation.  Unless terminated earlier by the Board, no new Awards may be granted under the Plan after June 15, 2014.

15.           Other Provisions

15.1.        Future Rights.  Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated person, or interfere in any way with the right of the Company or any affiliated person to terminate the employment or service of any Employee or other Participant for any reason.

15.2.        Grant Date.  Corporate action constituting an offer by NeighborCare of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

15.3.        Transferability.  None of a Participant’s rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution.  The foregoing shall not, however, restrict a Participant’s rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant’s heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant.  Notwithstanding the foregoing, at the discretion of the Committee, the terms of an Award may permit a Participant to transfer such Award to one or more members of the Participant’s family or to trusts, family partnerships, or other entities for the benefit of the Participant and/or members of the Participant’s family to the extent provided in such Award and permitted under the terms for use of Form S-8 promulgated under the Securities Act of 1933, as amended.

15.4.        Governing Law.  The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

15.5.        Interpretation.  The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan.  All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits.  When used in this Plan, the words “including” and “include” shall be deemed followed by the words “without limitation.”  Except as otherwise indicated, the term “person” as used in the Plan shall include individuals, corporations, partnerships, trusts, estates, limited liability companies and partnerships and any other type of entity.

15.6.        Severability.  If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be unaffected.

15.7.        Notices.  All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid.  Notices to the Company or the Committee shall be delivered or sent to NeighborCare’s headquarters to the attention of its General Counsel.  Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person’s address as it appears in the regular records of the Company or its transfer agent.

15.8.        Prior Services.  In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

15.9.        Fair Market Value.  For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term “fair market value” of Common Stock on a specified date shall mean the last sale price for one share of Common Stock on the last trading day on or before the specified date, as reported on the Nasdaq National Market System, or on such other market system or stock exchange on which NeighborCare’s Common Stock is then listed or admitted to trading, or, if the foregoing does not apply, the market value determined by the Board.

15.10.      Reduction of Payments.  Unless otherwise agreed upon in writing by the Company and a Participant, in the event that any payment, benefit or transfer under the Plan to or for the benefit of a Participant pursuant to a Change in Control from the Company or otherwise (a “Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this Section 15.10, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount.  The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.  If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to the Company’s approval if made on or after the date on which the event that triggers the Payment occurs): reduction of cash payments; cancellation of accelerated vesting of Awards; and reduction of employee benefits.  In the event that the acceleration of vesting of Award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant’s Awards unless the Participant elects in writing a different order for cancellation.

15.11.      Successors and Assigns.  The Plan and any applicable Award Agreement entered into under the Plan shall be binding on all successors and assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

APPENDIX C

FORM OF PROXY CARD

NEIGHBORCARE, INC.
ANNUAL MEETING OF SHAREHOLDERS – JUNE 15, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NEIGHBORCARE, INC.

The undersigned, a shareholder of NeighborCare, Inc. (the “Company”), hereby constitutes and appoints JOHN J. ARLOTTA and ROBERT A. SMITH, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders to be held on JUNE 15, 2004 (the “Annual Meeting”), and any adjournments or postponements thereof, and to vote and represent all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND TO VOTE “FOR” ALL OF THE NOMINEES FOR DIRECTOR, “FOR” THE ADOPTION OF THE 2004 PERFORMANCE INCENTIVE PLAN AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS NEIGHBORCARE’S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.  WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY.  DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE NEIGHBORCARE PROXY STATEMENT.

1.             To elect the following three Class I director nominees, each of whom will hold office until the 2007 Annual meeting of Shareholders and until his successor has been duly elected and qualified, as more fully described in the accompanying Proxy Statement:

01-John J. Arlotta 02-Robert H. Fish 03-Arthur J. Reimers To withhold authority to vote for a nominee, put a line through or strike out the nominee’s name.	☐ For all of the nominees except as marked to the contrary	☐ Withhold the authority to vote for all of the nominees.

Please Fold Here

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

2.             To approve the 2004 Performance Incentive Plan.

☐ For	☐ Against	☐ Abstain

3.             To ratify the appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004.

☐ For	☐ Against	☐ Abstain

☐    MARK THE BOX AT LEFT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED.

☐    MARK THE BOX AT LEFT IF YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

IMPORTANT:  Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity.   If shares are registered in more than one name, all owners should sign.  Please date this proxy.

The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Notice of the Company’s 2004 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

Signature:

Date:

Signature:

Date:

Please sign, date and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.  When shares are held by joint tenants, both joint tenants should sign.  Persons signing as attorney, executor, administrator, trustee, guardian, or other fiduciary should state full title.  If shares are held by a corporation, the president or duly authorized officer should sign.

Please Fold Here

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.             VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page.  You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2.             VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

Electronic voting is available through 11:59 PM on June 14, 2004

OR

3.             VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.  Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.

APPENDIX D

FORM OF INSTRUCTION CARD

NEIGHBORCARE, INC.
ANNUAL MEETING OF SHAREHOLDERS – JUNE 15, 2004

THIS INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NEIGHBORCARE, INC.

The undersigned, a participant, beneficiary or alternate payee in the NeighborCare, Inc. Retirement Plan or NeighborCare, Inc. Union 401(k) Plan (collectively, the “Plans”), instructs Wachovia Bank, N.A., the directed trustee of each of the Plans (the “Trustee”), to vote the number of shares of NeighborCare, Inc. (“NeighborCare”) common stock equivalent to the interest in the NeighborCare common stock credited to the undersigned’s account under the Plans as of April 19, 2004 (the “Record Date”) at the Annual Meeting of Shareholders (the “Meeting”) to be held on June 15, 2004 (and at any postponement or adjournment thereof) in accordance wit the instructions on the reverse side of this Instruction Card.

THE SHARES OF NEIGHBORCARE COMMON STOCK EQUIVALENT TO THE INTEREST IN THE NEIGHBORCARE COMMONS TOCK CREDITED TO THE UNDERSIGNED’S ACCOUNT AS OF THE RECORD DATE WILL BE VOTED BY THE TRUSTEE AS DIRECTED.  NEIGHBORCARE HAS DIRECTED THE TRUSTEE TO VOTE ALL SHARES HELD BY THE PLAN FOR WHICH NO INSTRUCTIONS ARE RECEIVED FROM PARTICIPANTS, BENEFICIARIES OR ALTERNATE PAYEES “FOR” THE APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS, “FOR” THE ADOPTION OF THE 2004 PERFORMANCE INCENTIVE PLAN AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS NEIGHBORCARE’S INDEPENDENT ACCOUNTANT’S FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.  WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING, THE TRUSTEE IS AUTHORIZED TO VOTE THE SHARES HELD BY THE PLANS AS DIRECTED BY NEIGHBORCARE.

1.             To elect the following three Class I director nominees, each of whom will hold office until the 2007 Annual meeting of Shareholders and until his successor has been duly elected and qualified, as more fully described in the accompanying Proxy Statement:

01-John J. Arlotta 02-Robert H. Fish 03-Arthur J. Reimers To withhold authority to vote for a nominee, put a line through or strike out the nominee’s name.	☐ For all of the nominees except as marked to the contrary	☐ Withhold the authority to vote for all of the nominees.

Please Fold Here

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

2.             To approve the 2004 Performance Incentive Plan.

☐ For	☐ Against	☐ Abstain

3.             To ratify the appointment of KPMG LLP as NeighborCare’s independent accountants for the fiscal year ending September 30, 2004.

☐ For	☐ Against	☐ Abstain

☐    MARK THE BOX AT LEFT IF AN ADDRESS CHANGE OR COMMENT HAS BEEN NOTED.

☐    MARK THE BOX AT LEFT IF YOU PLAN TO ATTEND THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

IMPORTANT:  Please sign your name exactly as it appears on your stock certificate(s), including any official position or representative capacity.   If shares are registered in more than one name, all owners should sign.  Please date this proxy.

The undersigned hereby acknowledges receipt of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Notice of the Company’s 2004 Annual Meeting of Shareholders and the Proxy Statement relating thereto.

Signature:

Date:

Signature:

Date:

Please sign, date and return promptly in the enclosed envelope, which requires no postage if mailed in the United States.  When shares are held by joint tenants, both joint tenants should sign.  Persons signing as attorney, executor, administrator, trustee, guardian, or other fiduciary should state full title.  If shares are held by a corporation, the president or duly authorized officer should sign.

Please Fold Here

YOUR VOTE IS IMPORTANT

VOTE TODAY IN ONE OF THREE WAYS:

1.             VOTE BY TELEPHONE:  After you call the phone number below, you will be asked to enter the control number at the bottom of the page.  You will need to respond to only a few simple prompts.  Your vote will be confirmed and cast as directed.

Call toll-free in the U.S. or Canada at
1-866-626-4508 on a touch-tone telephone

OR

2.             VOTE BY INTERNET:

Log-on to www.votestock.com

Enter your control number printed below

Vote your proxy by checking the appropriate boxes

Click on “Accept Vote”

Electronic voting is available through 11:59 PM on June 11, 2004

OR

3.             VOTE BY MAIL:  If you do not wish to vote by telephone or over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by telephone or Internet 24 hours a day, 7 days a week.  Your telephone or Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.